                                 EXHIBIT 1.2
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                                2,300,000 Shares

                       PAXSON COMMUNICATIONS CORPORATION

                              Class A Common Stock

                      INTERNATIONAL UNDERWRITING AGREEMENT

                                                                  March __, 1996

SMITH BARNEY INC.
PAINEWEBBER INTERNATIONAL (U.K.) LTD.
CIBC WOOD GUNDY SECURITIES CORP.
BANKERS TRUST INTERNATIONAL PLC

         As Lead Managers of the Several Managers

c/o      SMITH BARNEY INC.
         388 Greenwich Street
         New York, New York  10013

Dear Sirs:

                 Paxson Communications Corporation, a Delaware corporation (the "Company"), proposes to issue and sell an aggregate of 2,060,000 shares of its Class A Common Stock, $0.001 par value per share, to the several Underwriters named in Schedule II hereto (the "Managers"), and the persons named in Part A of Schedule I hereto (the "Selling Stockholders"), severally and not jointly,
propose to sell to the several Managers an aggregate of [          ] shares of
Class A Common Stock and the persons named in Part B of Schedule I hereto (the "Selling Warrantholders" and, together with the Selling Stockholders, the "Selling Securityholders"), severally and not jointly, propose to sell to the
several Managers warrants (the "Firm Warrants") to purchase [     ] shares of
Class A Common Stock (the "Firm Warrant Shares"). The Company and the Selling Securityholders are hereinafter sometimes referred to as the "Sellers." The Company's Class A Common Stock, $0.001 par value per share, is hereinafter referred to as the "Class A Common Stock" and the 2,060,000 shares of Class A Common Stock to be issued and sold to the Managers by the Company and the [
] shares of Class A Common Stock to be sold to the Managers by the Selling Stockholders are hereinafter referred to as the "Firm Shares." The Firm Shares and the Firm Warrants are hereinafter referred to as the "Firm Securities."
The Company and the Selling Securityholders listed in Part C of Schedule I hereto, severally and not jointly, also propose to sell to the Managers, upon the
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                                      -2-



terms and conditions set forth in Section 2 hereof, up to an additional [
] shares (the "Additional Shares" and, together with the Firm Shares, the "International Shares") of Class A Common Stock and warrants (the "Additional Warrants" and, together with the Firm Warrants, the "International Warrants")
to purchase [      ] shares of Class A Common Stock (the "Additional Warrant
Shares" and, together with the Firm Warrant Shares, the "International Warrant Shares"). The Additional Shares and the Additional Warrants are hereinafter referred to as the "Additional Securities." The International Shares and the International Warrants are hereinafter referred to as the "International Securities."

                 It is understood that the Company and the Selling Securityholders are concurrently entering into a U.S. Underwriting Agreement, dated the date hereof (the "U.S. Underwriting Agreement" and, together with the International Underwriting Agreement, the "Underwriting Agreements"), providing
for (i) the sale of [     ] shares of Class A Common Stock (the "Firm U.S.
Shares"), of which 8,240,000 shares will be sold by the Company and [        ]
shares will be sold by the Selling Securityholders, and warrants (the "Firm
U.S. Warrants") to purchase [     ] shares of Class A Common Stock (the "Firm
U.S. Warrant Shares") and (ii) the grant of an option to purchase up to an
additional [        ] shares of Class A Common Stock (the "Additional U.S.
Shares" and, together with the Firm U.S. Shares, the "U.S. Shares") and warrants (the "Additional U.S. Warrants" and, together with the Firm U.S.
Warrants, the "U.S. Warrants") to purchase [      ] shares of Class A Common
Stock (the "Additional U.S. Warrant Shares" and, together with the Firm U.S. Warrant Shares, the "U.S. Warrant Shares"), through arrangements with certain underwriters in the United States and Canada (the "U.S. Underwriters"), for whom Smith Barney Inc., PaineWebber Incorporated, CIBC Wood Gundy Securities Corp. and BT Securities Corporation are acting as representatives (the "Representatives"). The U.S. Shares and the U.S. Warrants are hereinafter referred to as the "U.S. Securities." The U.S. Shares and the International Shares are hereinafter referred to as the "Shares." The U.S. Warrants and the International Warrants are hereinafter referred to as the "Warrants." The U.S. Warrant Shares and the International Warrant Shares are hereinafter referred to as the "Warrant Shares." The U.S. Securities and the International Securities are hereinafter referred to as the "Securities."

                 The Company and the Selling Securityholders understand that the Managers and the U.S. Underwriters intend to exercise the Warrants immediately upon their receipt and will offer the
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Warrant Shares publicly as described in the Registration Statement (as hereinafter defined). The Shares and the Warrant Shares are hereinafter referred to as the "Offered Shares."

                 The Company and the Selling Securityholders also understand that the Managers and the U.S. Underwriters have entered into an agreement (the "Agreement Between U.S. Underwriters and Managers") contemplating the coordination of certain transactions between the Managers and the U.S. Underwriters and that, pursuant thereto and subject to the conditions set forth therein, the Managers may purchase from the U.S. Underwriters a portion of the U.S. Securities or sell to the U.S. Underwriters a portion of the International Securities. The Company understands that any such purchases and sales between the Managers and the U.S. Underwriters shall be governed by the Agreement Between U.S. Underwriters and Managers and shall not be governed by the terms of this Agreement or the U.S. Underwriting Agreement.

                 The Company and the Selling Securityholders wish to confirm as follows their respective agreements with you (the "Lead Managers") and the other several Managers on whose behalf you are acting, in connection with the several purchases of the International Securities by the Managers.

                 1. Registration Statement and Prospectus. The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Act") a registration statement on Form S- 1 under the Act (the "Registration Statement"), including prospectuses subject to completion relating to the Offered Shares. The term "Registration Statement" as used in this Agreement means the Registration Statement (including all financial schedules and exhibits) and any registration statement filed pursuant to Rule 462(b) under the Act, each as amended at the time it becomes effective, or, if the Registration Statement became effective prior to the execution of this Agreement, as supplemented or amended prior to the execution of this Agreement. If it is contemplated, at the time this Agreement is executed, that a post-effective amendment to the Registration Statement will be filed and must be declared effective before the offering of the Offered Shares may commence, the term "Registration Statement" as used in this Agreement means the Registration Statement as amended by said post-effective amendment. The term "Prospectuses" as used in this Agreement means the prospectuses in the forms included in the Registration Statement (including
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                                      -4-



any prospectus subject to completion meeting the requirements of Rule 434(b) under the Act), or, if the prospectuses included in the Registration Statement omit information in reliance on Rule 430A under the Act and such information is included in the prospectuses or term sheets (within the meaning of Rule 434 under the Act) filed with the Commission pursuant to Rule 424(b) under the Act, the term "Prospectuses" as used in this Agreement means the prospectuses in the form included in the Registration Statement as supplemented by the addition of the Rule 430A information contained in the prospectuses or term sheets (within the meaning of Rule 434 under the Act) filed with the Commission pursuant to Rule 424(b). The term "Prepricing Prospectuses" as used in this Agreement means the prospectuses subject to completion in the forms included in the Registration Statement at the time of the initial filing of the Registration Statement with the Commission or in any amendment to the Registration Statement filed with the Commission, and as such prospectuses shall have been amended from time to time prior to the date of the Prospectuses.

                 It is understood that two forms of Prepricing Prospectus and two forms of Prospectus are to be used in connection with the offering and sale of the Offered Shares: a Prepricing Prospectus and a Prospectus relating to the U.S. Shares and the U.S. Warrant Shares that are to be offered and sold in the United States (as defined herein) or Canada (as defined herein) to U.S. or Canadian Persons (as defined herein) (the "U.S. Prepricing Prospectus" and the "U.S. Prospectus," respectively), and a Prepricing Prospectus and a Prospectus relating to the International Shares and the International Warrant Shares which are to be offered and sold outside the United States and Canada to persons other than U.S. or Canadian Persons (the "International Prepricing Prospectus" and the "International Prospectus," respectively). The U.S. Prospectus and the International Prospectus are herein collectively called the "Prospectuses," and the U.S. Prepricing Prospectus and the International Prepricing Prospectus are herein called the "Prepricing Prospectuses." For purposes of this Agreement:
"Rules and Regulations" means the rules and regulations adopted by the Commission under the Act; "U.S. or Canadian Person" means any resident or national of the United States or Canada, any corporation, partnership or other entity created or organized in or under the laws of the United States or Canada or any estate or trust the income of which is subject to United States or Canadian income taxation regardless of the source of its income (other than the foreign branch of any U.S. or Canadian Person), and includes any United States or Canadian branch of a person other than a U.S. or Canadian Person; "United States" means the United States of America (including the
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                                      -5-



states thereof and the District of Columbia) and its territories, its possessions and other areas subject to its jurisdiction; and "Canada" means Canada and its territories, its possessions and other areas subject to its jurisdiction.

                 2. Agreements to Sell and Purchase. Subject to such adjustments as you may determine in order to avoid fractional shares, the Company hereby agrees, subject to all the terms and conditions set forth herein, to issue and sell to each Manager and, upon the basis of the representations, warranties and agreements of the Company, the Selling Securityholders herein contained and subject to all the terms and conditions set forth herein, each Manager, severally and not jointly, agrees to purchase
from the Company, at a purchase price of $[    ] per share (the "purchase price
per share"), the number of Firm Shares which bears the same proportion to the aggregate number of Firm Shares to be issued and sold by the Company as the number of Firm Shares set forth opposite the name of such Manager in Schedule II hereto (or such number of Firm Shares increased as set forth in Section 12 hereof) bears to the aggregate number of Firm Shares to be sold by the Company and the Selling Securityholders (with respect to each Manager, such Manager's "Pro Rata Share"). The Company agrees, upon receipt of the exercise price of the Firm Warrants and surrender of the certificates, if any, representing such Firm Warrants, to issue to the Managers the Firm Warrant Shares.

                 Subject to such adjustments as you may determine in order to avoid fractional shares or warrants, each Selling Securityholder hereby agrees, severally and not jointly, and subject to all the terms and conditions set forth herein, to sell to each Manager and, upon the basis of the representations, warranties and agreements of the Company, the Selling Securityholders and the Managers herein contained and subject to all the terms and conditions set forth herein, each Manager, severally and not jointly, agrees to purchase from each Selling Securityholder (i) that number of Firm Shares, if any, set forth opposite such Selling Securityholder's name on Part A of Schedule I hereto multiplied by each such Manager's Pro Rata Share at the purchase price per share and (ii) that number of Firm Warrants, if any, set forth opposite such Selling Securityholder's name on Part B of Schedule I hereto multiplied by each such Manager's Pro Rata Share at the warrant purchase price. "Warrant purchase price" for any Warrant means the excess of (i) the purchase price per share multiplied by the number of Warrant Shares issuable upon the exercise of the Warrant over (ii) the exercise price of such Warrant.

                 The Company and the Selling Securityholders listed in Part C of Schedule I hereto also agree, severally and not jointly, and subject to all the terms and conditions set forth herein, to sell to the Managers and, upon the basis of the representations, warranties and agreements of the Company, the Selling Securityholders and the Managers herein contained and subject to all the terms and conditions set forth herein, the Managers shall have the right to purchase from the Company and the Selling Securityholders listed in Part C of
Schedule I hereto, at the purchase price per share in the case of Additional Shares and at the warrant purchase price in the case of any Additional Warrants, pursuant to an option (the "over-allotment option") which may be exercised at any time and from time to time prior to 9:00 P.M., New York City time, on the 30th day after the date of the International Prospectus (or, if such 30th day shall be a Saturday or Sunday or a holiday, on the next business day thereafter when the American Stock Exchange is open for trading), the number of Additional Shares and Additional Warrants, if any, is set forth opposite their respective names in Part C of Schedule I. Additional Shares and Additional Warrants may be purchased only for the purpose of covering over-allotments made in connection with the offering of the Firm Shares and the Firm Warrant Shares. The number of Additional Shares and Additional Warrants which the Managers elect to purchase upon any exercise of the over-allotment option shall be provided (i) by the Company in the form of Additional Shares equal to the number of Additional Shares set forth opposite its name on Part C of Schedule I hereto multiplied by a fraction, the numerator of which is the aggregate number of shares of Class A Common Stock which the Managers elect to purchase (either directly through the purchase of Additional Shares or indirectly through the purchase and subsequent exercise of Additional Warrants) and the denominator of which is the aggregate number of Additional Shares and Additional Warrant Shares (such fraction, the "Purchased Percentage") and (ii) by each Selling Securityholder in the form of Additional Shares and/or Additional Warrants determined by multiplying the number of Additional Shares and/or Additional Warrant Shares that would be issued upon the exercise of such Selling Securityholder's Additional Warrants each as set forth opposite such Selling Securityholder's name on Part C of Schedule I hereto by the Purchased Percentage. Upon any exercise of the over-allotment option, subject to such adjustments as you may determine in order to avoid fractional shares or warrants, each Manager, severally and not jointly, agrees to (i) purchase from the Company and each Selling Securityholder who has agreed to sell Additional Shares that number of Additional Shares to be sold by the Company or such Selling Securityholder determined pursuant to the preceding sentence multiplied by each Manager's

Pro Rata Share and (ii) purchase from each Selling Securityholder who has agreed to sell Additional Warrants that number of Additional Warrants to be sold by such Selling Securityholder determined pursuant to the preceding sentence multiplied by each such Manager's Pro Rata Share. The Company agrees, upon receipt of the exercise price of the Additional Warrants and surrender of the certificates, if any, representing such Additional Warrants, to issue to the Managers the Additional Warrant Shares.

                 Certificates in transferable form for the International Shares and the International Warrants which each of the Selling Securityholders agrees to sell pursuant to this Agreement [(other than Shares issuable upon the exercise of options)] have been placed in custody with First Union National Bank of North Carolina (the "Custodian") for delivery under this Agreement pursuant to a Custody Agreement and Power of Attorney (collectively, the "Custody Agreement") executed by each of the Selling Securityholders appointing Arthur D. Tek and Anthony L. Morrison as agents and attorneys-in-fact (the "Attorneys-in-Fact"). With respect to Shares issuable upon the exercise of stock options held by certain of the Selling Securityholders, the Selling Securityholders holding such options have deposited with the Custodian irrevocable option exercise and payment direction letters in form and substance satisfactory to the Lead Managers. Each Selling Securityholder agrees, severally and not jointly, that (i) the International Shares and the International Warrants represented by the certificates deposited by such Selling Securityholder in custody pursuant to the Custody Agreement are subject to the interests of the Managers, the Company and each other Selling Securityholder, (ii) the arrangements made by such Selling Securityholder for such custody are, except as specifically provided in the Custody Agreement, irrevocable, and (iii) to the extent that such Selling Securityholder can, by reliance on this clause (iii), vary the provisions of any applicable law, the obligations of such Selling Securityholder hereunder and under the Custody Agreement shall not be terminated by any act of such Selling Securityholder or by operation of law, whether upon the death or incapacity of any Selling Securityholder or the occurrence of any other event, except as specifically provided in the Custody Agreement. Subject to the terms and conditions of the Custody Agreement, if any Selling Securityholder shall die or be incapacitated or if any other event referred to in clause (iii) of the immediately preceding sentence shall occur before the delivery of the International Shares and the International Warrants hereunder, certificates for the International Shares and the International Warrants of such Selling Securityholder shall be delivered to the Managers by the Attorneys-in-Fact in accordance with the terms and conditions of this Agreement and the Custody Agreement as if such death or incapacity or other event had not occurred, regardless of whether or not the Attorneys-in-Fact or any Manager shall have received notice of such death, incapacity or other event. To the extent specifically provided in the Custody Agreement, each Attorney-in-Fact is authorized, on behalf of such Selling Securityholder, to execute this Agreement and certain other documents in connection with the sale of the International Shares and the International Warrants to be sold hereunder by such Selling Securityholder including acknowledging, on behalf of such Selling Securityholder, receipt of the proceeds from the sale of the International Shares and the International Warrants. Each Attorney-in-Fact agrees to perform his duties under the Custody Agreement.

                 3. Terms of Public Offering. The Sellers have been advised by you that the Managers propose to make a public offering of their respective portions of the Offered Shares as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable and initially to offer such Offered Shares upon the terms set forth in the International Prospectus.

                 4. Delivery of the Securities and Payment Therefor. Delivery to the Managers of and payment for the Firm Securities shall be made at the office of Smith Barney Inc., 388 Greenwich Street, New York, NY 10013, at 10:00 A.M., New York City time, on March [ ], 1996 (the "Closing Date"). The place of closing for the Firm Securities and the Closing Date may be varied by agreement among you, the Company and the Attorneys-in-Fact.

                 Delivery to the Managers of and payment for any Additional Securities to be purchased by the Managers shall be made at the aforementioned office of Smith Barney Inc. at such times on such dates (each, an "Option Closing Date"), which may be the same as the Closing Date but shall in no event be earlier than the Closing Date nor earlier than three nor later than ten business days after the giving of the notice hereinafter referred to, as shall be specified in a written notice from you on behalf of the Managers to the Company and the Attorneys-in-Fact of the Managers' determination to purchase a number, specified in such notice, of Additional Securities. The place of closing for any Additional Securities and the Option Closing Date for such Additional Securities may be varied by agreement among you, the Company and the Attorneys-in-Fact.

                 Certificates for the Firm Shares and the Firm Warrant Shares and for any Additional Shares and any Additional Warrant

Shares to be purchased hereunder (or acquired upon the exercise of Warrants purchased hereunder) shall be registered in such names and in such denominations as you shall request prior to 1:00 P.M., New York City time, on the second business day preceding the Closing Date or any Option Closing Date, as the case may be. Such certificates shall be made available to you in New York City for inspection and packaging not later than 9:30 A.M., New York City time, on the business day next preceding the Closing Date or the Option Closing Date, as the case may be. The certificates evidencing the Firm Shares and the Firm Warrant Shares and any Additional Shares and any Additional Warrant Shares to be purchased hereunder (or acquired upon the exercise of Warrants purchased hereunder) shall be delivered to you on the Closing Date or the Option Closing Date, as the case may be, against payment of the purchase price therefor by certified or official bank check or checks payable in New York Clearing House (next day) funds to the order of the Company or the Attorneys-in-Fact, as the case may be.

                 5. Agreements of the Company. The Company agrees with the several Managers as follows:

                 (a) If, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective before the offering of the Offered Shares may commence, the Company will endeavor to cause the Registration Statement or such post-effective amendment to become effective as soon as possible and will advise you promptly and, if requested by you, will confirm such advice in writing, when the Registration Statement or such post-effective amendment has become effective.

                 (b) The Company will advise you promptly and, if requested by you, will confirm such advice in writing: (i) of any request by the Commission for amendment of or a supplement to the Registration Statement, any of the Prepricing Prospectuses or the Prospectuses or for additional information; (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Offered Shares for offering or sale in any jurisdiction or the initiation of any proceeding for such purpose; and (iii) within the period of time referred to in the first sentence of paragraph (f) of this Section 5, of any change in the Company's or any of its subsidiaries' condition (financial or other), business, prospects, properties, net worth or results of operations, or of the happening of any event, which makes any statement of a material fact made in the Registration Statement or the Prospectuses (as then amended or supplemented) untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectuses (as then amended or supplemented) in order to state a material fact required by the Act or the regulations thereunder to be stated therein or necessary in order to make the statements therein not misleading, or of the necessity to amend or supplement the Prospectuses (as then amended or supplemented) to comply with the Act or any other law. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Company will use its best efforts to obtain the withdrawal of such order at the earliest possible time.

                 (c) The Company will furnish to you, without charge, five signed copies of the registration statement as originally filed with the Commission and of each amendment thereto, including financial statements and all exhibits thereto, and will also furnish to you, without charge, such number of conformed copies of the registration statement as originally filed and of each amendment thereto, but without exhibits, as you may reasonably request.

                 (d) The Company will not (i) file any amendment to the Registration Statement or make any amendment or supplement to the Prospectuses (including by way of issuance and filing under the Act of any term sheet within the meaning of Rule 434 under the Act) of which you shall not previously have been advised or to which you shall reasonably object within a reasonable period of time after being so advised or (ii) during such period as, in the reasonable opinion of counsel for the Managers, a prospectus is required to be delivered in connection with sales by any Manager or dealer, file any information, documents or reports pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), without delivering a copy of such information, documents or reports to you, as Lead Managers for the Managers, prior to or concurrently with such filing.

                 (e) Prior to the execution and delivery of this Agreement, the Company has delivered to you, without charge, in such quantities as you have reasonably requested, copies of each form of the International Prepricing Prospectus. The Company consents to the use, in accordance with the provisions of the Act and with the securities or Blue Sky laws of the jurisdictions in which the Offered Shares are offered by the several Managers and by dealers, prior to the date of the International Prospectus, of each International Prepricing Prospectus so furnished by the Company.

                 (f) As soon after the execution and delivery of this Agreement as possible and thereafter from time to time for such period as in the reasonable opinion of counsel for the Managers a prospectus is required by the Act to be delivered in connection with sales of Offered Shares by any Manager or dealer, the Company will expeditiously deliver to each Manager, without charge, as many copies of the International Prospectus (and of any amendment or supplement thereto) as you may reasonably request. The Company consents to the use of the International Prospectus (and of any amendment or supplement thereto) in accordance with the provisions of the Act and with the securities or Blue Sky laws of the jurisdictions in which the Offered Shares are offered by the several Managers and by all dealers to whom Offered Shares may be sold, both in connection with the offering and sale of the Offered Shares and for such period of time thereafter as the International Prospectus is required by the Act to be delivered in connection with sales by any Manager or dealer. If during such period of time any event shall occur that in the judgment of the Company or in the opinion of counsel for the Managers is required to be set forth in the International Prospectus (as then amended or supplemented) or should be set forth therein in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the International Prospectus in order to comply with the Act or any other law, the Company will forthwith prepare and, subject to the provisions of paragraph (d) above, file with the Commission an appropriate supplement or amendment thereto, and will expeditiously furnish to the Managers as many copies thereof as they may reasonably request. In the event that the Company and you, as Lead Managers for the several Managers, agree that the International Prospectus should be amended or supplemented, the Company, if requested by you, will promptly issue a press release announcing or disclosing the matters to be covered by the proposed amendment or supplement.

                 (g) The Company will cooperate with you and with counsel for the Managers in connection with the registration or qualification of the Offered Shares for offering and sale by the several Managers and by dealers under the securities or Blue Sky laws of such jurisdictions as you may designate and will file such consents to service of process or other documents necessary or appropriate in order to effect such registration or qualification; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to service of process in suits, other than those arising out of the offering or sale of the Offered Shares, in any jurisdiction where it is not now so subject.

                 (h) The Company will make generally available to its security holders a consolidated earning statement, which need not be audited, covering a twelve-month period commencing after the effective date of the Registration Statement and ending not later than 15 months thereafter, as soon as practicable after the end of such period, which consolidated earning statement shall satisfy the provisions of Section 11(a) of the Act and Rule 158 promulgated thereunder.

                 (i) During the period of five years hereafter, the Company will furnish to you promptly after available, a copy of each report of the Company mailed to common stockholders or filed with the Commission or the American Stock Exchange (unless the Company has, in good faith, requested confidential treatment with respect to such filing).

                 (j) If this Agreement shall terminate or shall be terminated after execution pursuant to any provisions hereof (otherwise than pursuant to the second paragraph of Section 12 hereof or by notice given by you terminating this Agreement pursuant to
         Section 12 or Section 13 hereof) or if this Agreement shall be terminated by the Managers because of any failure or refusal on the part of the Company or the Selling Securityholders to comply with the terms or fulfill any of the conditions of this Agreement, the Company agrees to reimburse the Lead Managers for all reasonable out-of-pocket expenses (including reasonable fees and expenses of counsel for the Managers) incurred by you in connection herewith.

                 (k) The Company will apply the net proceeds from the sale of the Offered Shares to be sold by it hereunder substantially in accordance with the description set forth in the Prospectuses.

                 (l) If Rule 430A of the Act is employed, the Company will timely file the Prospectuses pursuant to Rule 424(b) under the Act and will advise you of the time and manner of such filing.

                 (m) Except as provided in this Agreement and the U.S. Underwriting Agreement, the Company will not sell, offer to sell, solicit an offer to buy, contract to sell, grant any option to purchase or otherwise transfer or dispose of any common stock of the Company (the "Common Stock") or any securities convertible into or exercisable or exchangeable for Common Stock, for a period of 180 days after the date of the Prospectuses, without the prior written consent of Smith Barney Inc; provided, however, that the Company may
         (i) repurchase from Selling Securityholders Common Stock or securities convertible into or exercisable or exchangeable for Common Stock, (ii) issue Common Stock upon the exercise of currently outstanding warrants or upon the exercise of options granted under the Company's existing stock option grants or plans or the proposed stock option plan to be adopted by the Company as described in the Prospectuses, (iii) issue Class A Common Stock upon conversion or exchange of existing shares of another class of Common Stock, (iv) grant an option, and permit the exercise thereof, with respect to 75,000 shares of Class A Common Stock to John Casey or his designee and (v) issue shares of Common Stock as consideration for the acquisition of additional broadcast assets provided that in the case of this clause (v), the entity or individual receiving such shares agrees in writing to be bound by the terms of a lock-up letter with terms substantially similar to those referred to in clause (n) below.

                 (n) Except as stated in this Agreement and in the U.S. Underwriting Agreement and in the Prepricing Prospectuses and Prospectuses, the Company has not taken, nor will it take, directly or indirectly, any action designed to cause or result in stabilization or manipulation of the price of any of the Company's capital stock (the "Capital Stock") to facilitate the sale or resale of the Offered Shares.

                 (o) The Company will use its best efforts to have the Offered Shares listed, subject to issuance, on the American Stock Exchange on or before the Closing Date.

                 6. Agreements of the Selling Securityholders. Each of the Selling Securityholders, severally and not jointly, agrees with the several Managers as follows:

                 (a) Such Selling Securityholder will use reasonable efforts to cooperate to the extent reasonably necessary to cause the Registration Statement or any post-effective amendment thereto to become effective at the earliest possible time, to the extent that such effectiveness is contingent upon an action to be taken by such Selling Securityholder.

                 (b) On the Closing Date or the Option Closing Date, as the case may be, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer hereunder to the several Managers by such Selling Securityholder of the Shares or Warrants to be sold by such Selling Securityholder to the several Managers hereunder on such date will have been paid or provided for by such Selling Securityholder.

                 (c) Except as provided in this Agreement and in the U.S. Underwriting Agreement, such Selling Securityholder will not sell, offer to sell, solicit an offer to buy, contract to sell, grant any option to purchase or otherwise transfer or dispose of any Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, for a period of 180 days after the date of the Prospectuses, without the prior written consent of Smith Barney Inc; provided, however, that such Selling Securityholder may (i) transfer shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock to (x) the Company, (y) any other Selling Securityholder who is bound by the terms of this paragraph (c) or (z) to any Affiliate of any Selling Securityholder if such Affiliate agrees in writing to be bound by the terms of this paragraph (c) or (ii) exercise, exchange or convert stock options, warrants, convertible securities or other rights entitling such Selling Securityholder to receive shares of Common Stock or convert or exchange shares of one class of Common Stock into shares of a different class of Common Stock, with all the shares of Common Stock received upon any such exercise, exchange or conversion being subject to the terms of this paragraph (c).

                 (d) Except as stated in this Agreement and the U.S. Underwriting Agreement and in the Prepricing Prospectuses and the Prospectuses, such Selling Securityholder has not taken, nor will it take, directly or indirectly, any action designed to cause or result in stabilization or manipulation of the price of any Capital Stock to facilitate the sale or resale of the Offered Shares (it being understood that this paragraph (d) shall not apply to any stabilization efforts of any affiliate of such Selling Securityholder who is a U.S. Underwriter or Manager).

                 (e) Such Selling Securityholder will advise you promptly, and if requested by you, will confirm such advice in writing, within the period of time referred to in the first sentence of paragraph (f) of Section 5 hereof (but not in excess of nine months from the date of this Agreement), of (i) any change in information relating to such Selling Securityholder previously furnished to you or the Company in writing by such Selling Securityholder specifically for use in the Registration Statement and (ii) if, but only if, such Selling Securityholder is an officer of the Company, any change in the Company's or any of its subsidiaries' condition (financial or other), business, prospects, properties, net worth or results of operations or of any change in information relating to the Company or any such subsidiary or any new information relating to the Company or any of its subsidiaries or relating to any matter stated in the Prospectuses or any amendment or supplement thereto which comes to the attention of such Selling Securityholder who is an officer that suggests that any statement made in the Registration Statement or the Prospectuses (as then amended or supplemented, if amended or supplemented) is or may be untrue in any material respect or that the Registration Statement or Prospectuses (as then amended or supplemented, if amended or supplemented) omit or may omit to state a material fact or a fact necessary to be stated therein in order to make the statements therein not misleading in any material respect, or of the necessity to amend or supplement the Prospectuses (as then amended or supplemented, if amended or supplemented) in order to comply with the Act or any other law.

                 (f) Such Selling Securityholder agrees to deliver to you prior to or at the Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

                 7. Representations and Warranties of the Company. The Company represents and warrants to each Manager that:

                 (a) Each Prepricing Prospectus included as part of the registration statement as originally filed or as part of any amendment or supplement thereto, or filed pursuant to Rule 424 under the Act, complied when so filed in all material respects with the provisions of the Act. The Commission has not issued any order preventing or suspending the use of any Prepricing Prospectus.

                 (b) The Registration Statement in the form in which it became or becomes effective and also in such form as it may be when any post-effective amendment thereto shall become effective and the Prospectuses and any supplement or amendment thereto when filed with the Commission under Rule 424(b) under the Act complied or will comply in all material respects with the provisions of the Act and did not and will not at any such times contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements in or omissions from the Registration Statement or the Prospectuses made in reliance upon and in conformity with information relating to any Manager or U.S. Underwriter furnished to the Company in writing by or on behalf of any Manager or U.S. Underwriter through you expressly for use therein.

                 (c) All the outstanding shares of Capital Stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and are free of any preemptive or similar rights; the Shares to be issued and sold by the Company have been duly authorized and, when issued and delivered to the Managers and the U.S. Underwriters against payment therefor in accordance with the terms hereof and in the U.S. Underwriting Agreement, will be validly issued, fully paid and nonassessable and free of any preemptive or similar rights; and the Capital Stock of the Company conforms in all material respects to the descriptions thereof in the Registration Statement and the Prospectuses.

                 (d) The warrant agreements governing the Warrants (the "Warrant Agreements") have been duly and validly authorized by the Company, and the Warrant Agreements have been duly executed and delivered by the Company and constitute the valid and legally binding agreements of the Company, enforceable against the Company in accordance with their terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought.

                 (e) The Warrants have been duly and validly authorized by the Company and have been duly executed and delivered by the Company and constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought. The exercise price for the Warrants is $.001 per Warrant.

                 (f) The Warrant Shares have been validly reserved for issuance; when issued, the Warrant Shares will be duly authorized, validly issued, fully paid and nonassessable and free of any preemptive or similar rights.

                 (g) The Company is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectuses, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify could not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect").

                 (h) All the Company's subsidiaries (collectively, the "Subsidiaries") are listed in an exhibit to the Registration Statement. Each Subsidiary is either (i) a corporation duly incorporated or organized, validly existing and in good standing in the jurisdiction of its incorporation or organization or (ii) a partnership duly organized and validly existing under the applicable laws of the State of Florida and, in each case, with full corporate or partnership power and authority, as the case may be, to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectuses, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a Material Adverse Effect; all the outstanding shares of capital stock of each Subsidiary which is a corporation have been duly authorized and validly issued and are fully paid and nonassessable; all of the outstanding shares of capital stock or outstanding partnership interests of the Subsidiaries are owned by the Company directly, or indirectly through one of the other Subsidiaries, and, other than as set forth in the Prospectuses, are owned free and clear of any lien, adverse claim, security interest, equity or other encumbrance.

                 (i) There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened, against the Company or any of the Subsidiaries or any of their respective officers or directors, or to which the Company or any of the Subsidiaries, or to which any of their respective properties is subject, that are required to be described in the Registration Statement or the Prospectuses but are not described as required, and there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectuses or to be filed as an exhibit to the Registration Statement that are not described or filed as required by the Act.

                 (j) Neither the Company nor any of the Subsidiaries is in violation of its certificate or articles of incorporation or by-laws, or other organizational documents, or of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or any of the Subsidiaries or of any decree of any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries, or in default in any material respect in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any material agreement, indenture, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound, except as would not (individually or in the aggregate) have a Material Adverse Effect.

                 (k) Except as disclosed in the Registration Statement and the Prospectuses, neither the issuance and sale of the Offered Shares, the execution, delivery or performance of this Agreement or the other Transaction Documents (as hereinafter defined) by the Company or the Subsidiaries (to the extent a party thereto) nor the consummation by the Company or the Subsidiaries (to the extent a party thereto) of the transactions contemplated hereby or thereby

         (i) requires any consent, approval, authorization or other order of or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official (except (A) such as may be required for the registration of the Offered Shares under the Act and compliance with the securities or Blue Sky and other laws of various jurisdictions and countries, all of which have been or will be effected in accordance with this Agreement and (B) as would not (individually or in the aggregate) have a Material Adverse Effect) or conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the certificate or articles of incorporation or by-laws, or other organizational documents, of the Company or any of the Subsidiaries or
         (ii) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, any agreement, indenture, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound, or violates or will violate any statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Company or any of the Subsidiaries or any of their respective properties, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of the property or assets of any of them is subject, except as would not (individually or in the aggregate) have a Material Adverse Effect.

                 (l) Each of Price Waterhouse LLP and Voynow, Bayard and Company, who have certified or shall certify the financial statements included in the Registration Statement and the Prospectuses (or any amendment or supplement thereto), are independent public accountants as required by the Act.

                 (m) The financial statements of the Company and the Subsidiaries, together with related schedules and notes, included in the Registration Statement and the Prospectuses (and any amendment or supplement thereto) present fairly the consolidated financial position, results of operations and changes in financial position of the Company and the Subsidiaries on the basis stated in the Registration Statement and the Prospectuses at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data included in the Registration Statement and the Prospectuses (and any amendment or supplement thereto) are accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company and the Subsidiaries.

                 (n) The unaudited pro forma consolidated financial statements and other pro forma financial information (including the notes thereto) included in the Registration Statement and the Prospectuses (A) present fairly in all material respects the information shown therein; (B) have been prepared in accordance with applicable requirements of Regulation S-X promulgated under the Exchange Act; (C) have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements; and (D) have been properly computed on the bases described therein. The assumptions used in the preparation of the pro forma financial statements and other pro forma condensed consolidated financial information included in the Registration Statement and the Prospectuses are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

                 (o) The execution and delivery of, and the performance by the Company of its obligations under, this Agreement have been duly and validly authorized by the Company, and this Agreement has been duly executed and delivered by the Company and constitutes the valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms except (i) that the enforcement hereof may be subject to bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and to general principles of equity and the discretion of the court before which any proceeding therefor may be brought and (ii) as any rights to indemnity or contribution hereunder may be limited by applicable securities laws and public policy considerations.

                 (p) The execution and delivery of, and the performance by the Company and the Subsidiaries (to the extent a party thereto) of each of its obligations under, each agreement or instrument executed or delivered in connection with the

         Proposed Acquisitions (as defined in the Prospectuses), the exercise of the Station Options (as defined in the Prospectuses) and the termination of the put option on the Company's Class A and Class B Common Stock warrants (collectively, the "Transaction Documents"), other than this Agreement, have been duly and validly authorized by the Company and the Subsidiaries (to the extent a party thereto), and such Transaction Documents have been duly executed and delivered by the Company and the Subsidiaries (to the extent a party thereto) and constitute the valid and legally binding agreement of the Company and the Subsidiaries (to the extent a party thereto), enforceable against them in accordance with their terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and (ii) to general principles of equity and the discretion of the court before which any proceeding therefor may be brought.

                 (q) Except as disclosed in the Registration Statement and the Prospectuses (or any amendment or supplement thereto), subsequent to the respective dates as of which such information is given in the Registration Statement and the Prospectuses (or any amendment or supplement thereto), neither the Company nor any of the Subsidiaries has incurred any liability or obligation, contingent or otherwise, or entered into any transaction, not in the ordinary course of business, that is material to the Company and the Subsidiaries taken as a whole, and there has not been any change in the capital stock (other than as contemplated by the Underwriting Agreements or the exercise of stock options pursuant to grants or plans described in the Prospectuses), or material increase in the short-term debt or long-term debt, of the Company or any of the Subsidiaries, or any material adverse change, or any development involving or which may reasonably be expected to involve, a prospective material adverse change, in the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and the Subsidiaries taken as a whole.

                 (r) Each of the Company and the Subsidiaries has good and marketable title to all property (real and personal) described in the Prospectuses as being owned by it which is material to the business of the Company and the Subsidiaries, taken as a whole, free and clear of all liens, claims, security interests or other encumbrances except such as are described in the Registration Statement and the Prospectuses or would not (individually or in the aggregate) have a Material Adverse Effect and all property described in the Registration Statement (including exhibits thereto) and the Prospectuses as being held under lease by each of the Company and the Subsidiaries which is material to the business of the Company and the Subsidiaries, taken as a whole, is held by it under binding leases that are in force and effect.

                 (s) The Company has not distributed and, prior to the later to occur of (i) the Closing Date and (ii) completion of the distribution of the Shares, will not distribute any offering material in connection with the offering and sale of the Offered Shares other than the Registration Statement, the Prepricing Prospectuses, the Prospectuses or other materials, if any, permitted by the Act.

                 (t) The Company and each of the Subsidiaries have such permits, licenses, franchises and authorizations of governmental or regulatory authorities, including, without limitation, permits, licenses, franchises and authorizations from the United States Federal Communications Commission (the "FCC") ("Permits"), as are necessary to own its respective properties and to conduct its business in the manner described in the Prospectuses, subject to such qualifications as may be set forth in the Prospectuses and, except as, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect; the Company and each of the Subsidiaries has fulfilled and performed all of their respective obligations with respect to such Permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such Permit, subject in each case to such qualifications as may be set forth in the Prospectuses and, except as, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect; and, except as described in the Prospectuses, none of such Permits contains any restriction that is materially burdensome to the Company or any of the Subsidiaries, taken as a whole. Other than as disclosed in the Prospectuses, there are no license renewal or rate or tariff proceedings existing, pending or, to the best knowledge of the Company, threatened that could reasonably be expected to have a Material Adverse Effect.

                 (u) To the extent required by the Exchange Act, each of the Company and the Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that
         (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and
         (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                 (v) To the Company's knowledge, neither the Company nor any of the Subsidiaries nor any officer, director, employee or agent of the Company or any Subsidiary has made any payment of funds of the Company or any Subsidiary or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Prospectuses.

                 (w) The Company and each of the Subsidiaries have filed all tax returns required to be filed, which returns are complete and correct, and neither the Company nor any Subsidiary is in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto, other than those taxes or assessments being contested in good faith and those taxes or assessments for which adequate reserves or accruals have been established in accordance with generally accepted accounting principles, except where the failure to file such tax returns or to pay such taxes or assessments is not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect. The Company knows of no actual or proposed additional tax assessments for any fiscal period against the Company or any of the Subsidiaries that would, individually or in the aggregate, be reasonably likely to have a Material Adverse Effect.

                 (x) Except as disclosed in the Registration Statement or the Prospectuses, no holder of any security of the Company has any right to require registration of any security of the Company because of the filing of the Registration Statement or consummation of the transactions contemplated by this Agreement.

                 (y) The Company and the Subsidiaries own or possess all patents, trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, licenses, inventions, trade secrets and rights described in the Prospectuses as being owned by them or any of them or necessary for the conduct of their respective businesses, the absence of which would have or could reasonably be expected to have a Material Adverse Effect, and the Company is not aware of any claim to the contrary or any challenge by any other person to the rights of the Company and the Subsidiaries with respect to the foregoing which claims or challenges, if the subject of an unfavorable decision, would individually or in the aggregate, have a Material Adverse Effect.

                 (z) The Company has complied with all provisions of Florida Statutes, Section 517.075, relating to issuers doing business with Cuba.

                 (aa) The Company is not now, and after sale of the Shares to be sold by it hereunder and application of the net proceeds from such sale as described in the Prospectuses under the caption "Use of Proceeds" will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                 (ab) There are no business relationships or related-party transactions of the nature described in Item 404 of Regulation S-K involving the Company or any of its Subsidiaries and any persons described in such Item that are required to be disclosed in the Prospectuses and which have not been so disclosed.

                 (ac) Except as stated in this Agreement and in the U.S. Underwriting Agreement and in the Prepricing Prospectuses and the Prospectuses, neither the Company nor any of the Subsidiaries, or any of such entities' directors, officers or controlling persons, has taken, or will take, directly or indirectly, any action designed to cause or result in stabilization or manipulation of the price of any Capital Stock of the Company to facilitate the sale or resale of the Offered Shares.

                 8. Representations and Warranties of the Selling Securityholders. Each Selling Securityholder, severally and not jointly, represents and warrants to each Manager that:

                 (a) Such Selling Securityholder now has, and on the Closing Date and the Option Closing Date will have, valid and marketable title to the Shares or the Warrants to be sold by such Selling Securityholder hereunder, free and clear of any lien, claim, security interest or other encumbrance, including, without limitation, any restriction on transfer other than those arising under this Agreement, the Custody Agreement, the Communications Act of 1934, as amended and the policies, rules and regulations promulgated thereunder (collectively, the "Communications Act") and any federal or state securities laws.

                 (b) Such Selling Securityholder now has, and on the Closing Date and the Option Closing Date will have, full legal right, power and authorization to sell, assign, transfer and deliver such Shares or Warrants in the manner and on the terms provided in and contemplated by this Agreement. Assuming that the Managers have purchased such Shares or Warrants for value and without notice of any adverse claim, upon delivery of and payment for such Shares or Warrants hereunder, the several Managers will acquire valid and marketable title to such Shares or Warrants, as the case may be, free and clear of any lien, claim, security interest or other encumbrance, it being understood that no representation or warranty is being made herein with respect to the securities or Blue Sky laws of any jurisdiction or the Communications Act.

                 (c) Each of this Agreement and the Custody Agreement has been duly authorized, executed and delivered by or on behalf or such Selling Securityholder and assuming that each has been duly authorized, executed and delivered by or on behalf of and constitutes a valid and binding agreement of each other party thereto, constitutes a valid and binding agreement of such Selling Securityholder enforceable against such Selling Securityholder in accordance with its terms, except (i) that the enforcement thereof may be subject to bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and to general principles of equity and the discretion of the court before which any proceeding therefor may be brought and (ii) as any rights to indemnity or contribution thereunder may be limited by applicable laws and public policy considerations.

                 (d) Assuming that the agreement among the Company and certain of the Selling Securityholders setting forth certain amendments to the Stockholders Agreement (as defined in the Prospectuses) and certain other instruments and agreements are in full force and effect, that the waivers and consents given by the other parties thereto are valid and binding and that the Company's representations and warranties contained herein are true and complete in all material respects, neither the execution and delivery of this Agreement or the Custody Agreement by or on behalf of such Selling Securityholder nor the performance by such Selling Securityholder of its obligations hereunder or thereunder requires any consent, approval, authorization or order of, or filing or registration with, any court, regulatory body, administrative agency or other governmental body, agency or official (except such as may have been obtained or as may be required under the Act or the Communications Act or such as may be required under state securities or Blue Sky laws) or conflicts with or constitutes a breach of, or default under, any agreement, indenture or other instrument to which such Selling Securityholder is a party or by which such Selling Securityholder is bound, or any statute, law, rule, regulation, ruling, judgment, injunction, order or decree applicable to such Selling Securityholder except, in each case, as would not (individually or in the aggregate) have a material adverse effect on such Selling Securityholder or its ability to perform its obligations hereunder.

                 (e) The Registration Statement and the Prospectuses do not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of the Prospectuses, in the light of the circumstances under which such statements were made), provided that the representations and warranties set forth in this paragraph (e) shall apply only to statements in or omissions from the Registration Statement or any Prospectus made in reliance upon and in conformity with the most recent information relating to such Selling Securityholder provided by or on behalf of such Selling Securityholder in writing expressly for use therein.

                 (f) If, but only if, such Selling Securityholder is an officer of the Company, such Selling Securityholder does not have any knowledge or any reason to believe that the Registration Statement or the Prospectuses (or any amendment or supplement thereto) contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                 (g) The representations and warranties of such Selling Securityholder in the Custody Agreement are true and correct.

                 9. Indemnification and Contribution. (a) The Company and Second Crystal Diamond, L.P. (the "Indemnifying Selling Securityholder"), jointly and severally, agree to indemnify and hold harmless each of you and each other Manager and each person, if any, who controls any Manager within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Prepricing Prospectus or in the Registration Statement or the Prospectuses or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information relating to such Manager furnished in writing to the Company by or on behalf of any Manager through you expressly for use in connection therewith; provided, however, that the indemnification contained in this paragraph (a) with respect to any Prepricing Prospectus and any other preliminary prospectus, the Prospectuses or any other amendment or supplement thereto shall not inure to the benefit of any Manager (or to the benefit of any person controlling such Manager) on account of any such loss, claim, damage, liability or expense arising from the sale of the Offered Shares by such Manager to any person if a copy of the International Prospectus, as amended or supplemented, shall not have been delivered or sent to such person within the time required by the Act and the regulations thereunder, and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such International Prepricing Prospectus was corrected in the International Prospectus; provided that the Company has delivered the International Prospectus, as amended or supplemented, to the several Managers in requisite quantity on a timely basis to permit such delivery or sending. The foregoing indemnity agreement shall be in addition to any liability which the Company or any Indemnifying Selling Securityholder may otherwise have. Notwithstanding the foregoing, to the extent any such loss, claim, damage, liability or expense arises out of matters other than those which are referred to in paragraph 9(c) hereof and which relate to the Indemnifying Selling

Securityholder, each Manager agrees that it shall seek indemnification or contribution for any claim hereunder first against the Company and if, and only if, the Company is unable to fulfill its indemnification or contribution obligations hereunder, the Managers shall then be entitled to seek any remaining indemnification or contribution of any claim hereunder from the Indemnifying Selling Securityholder. The obligations and liability of the Indemnifying Selling Securityholder, whether with respect to indemnification pursuant to this Section 9(a) or 9(c), contribution pursuant to Section 9(e) or otherwise, shall not in any event exceed the aggregate amount of the net proceeds received by the Indemnifying Selling Securityholder from the sale of Shares sold by the Indemnifying Selling Securityholder to the Managers pursuant to this Agreement.

                 (b) If any action, suit or proceeding shall be brought against any Manager or any person controlling any Manager in respect of which indemnity may be sought against the Company or the Indemnifying Selling Securityholder, such Manager or such controlling person shall promptly notify the parties against whom indemnification is being sought (the "indemnifying parties"), and such indemnifying parties shall assume the defense thereof, including the employment of counsel and payment of all fees and expenses. Such Manager or any such controlling person shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Manager or such controlling person unless (i) the indemnifying parties have agreed in writing to pay such fees and expenses, (ii) the indemnifying parties have failed to assume the defense and employ counsel or
(iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include both such Manager or such controlling person and the indemnifying parties and such Manager or such controlling person shall have been advised by its counsel that representation of such indemnified party and any indemnifying party by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the indemnifying party shall not have the right to assume the defense of such action, suit or proceeding on behalf of such Manager or such controlling person). It is understood, however, that the indemnifying parties shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for all such Managers and controlling persons not having actual or potential differing interests with you or among themselves, which firm shall be designated in writing by Smith Barney Inc. and shall be reasonably acceptable to the indemnified parties, and that all such fees and expenses shall be reimbursed as they are incurred. The indemnifying parties shall not be liable for any settlement of any such action, suit or proceeding effected without their written consent, but if settled with such written consent, or if there be a final judgment for the plaintiff in any such action, suit or proceeding, the indemnifying parties agree to indemnify and hold harmless any Manager, to the extent provided in the preceding paragraph, and any such controlling person from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment.

                 (c) Each Selling Securityholder agrees, severally and not jointly, to indemnify and hold harmless each of you and each other Manager and each person, if any, who controls any Manager within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, the Company, its directors, its officers who sign the Registration Statement, and any person who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectuses or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with respect to the information relating to such Selling Securityholder furnished in writing by or on behalf of such Selling Securityholder other than the Indemnifying Selling Securityholder expressly for use in the Registration Statement or any Prospectus, or any amendment or supplement thereto; provided, however, that (i) such Selling Securityholder shall not be liable in any such case, whether for indemnification pursuant to this Section 9(c), contribution pursuant to Section 9(e), or otherwise, if any such untrue statement or alleged untrue statement or omission or alleged omission was contained in or omitted from the Registration Statement or any Prospectus used after such time as the Company shall have been advised by or on behalf of such Selling Securityholder of such untrue statement or alleged untrue statement or omission or alleged omission, and (ii) the obligations and liability of such Selling Securityholder, whether with respect to indemnification pursuant to this Section 9(c), contribution pursuant to Section 9(e) or otherwise, shall not in any event exceed in the aggregate the amount of net proceeds received by such Selling Securityholder from the sale of the Shares or Warrants sold by such Selling Securityholder to the Managers pursuant to this Agreement. If any action, suit or proceeding shall be brought against any Manager, any such controlling person of any Manager, the Company, any of its directors, any such officer, or any such controlling person of the Company, based on the Registration Statement or any Prospectus or any amendment or supplement thereto, and in respect of which indemnity may be sought against any Selling Securityholder pursuant to this paragraph (c), such Selling Securityholder shall have the rights and duties given to the Company by paragraph (b) above (except that if the Company shall have assumed the defense thereof such Selling Securityholder shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at such Selling Securityholder's expense), and each Manager, each such controlling person of any Manager, the Company, its directors, any such officer, and any such controlling person of the Company shall have the rights and duties given to the Managers by paragraph (b) above. The foregoing indemnity agreement shall be in addition to any liability which any Selling Securityholder may otherwise have.

                 (d) Each Manager agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement, each Selling Securityholder, and any person who controls the Company or any Selling Securityholder within the meaning of
Section 15 of the Act or Section 20(a) of the Exchange Act, to the same extent as the foregoing indemnity from the Company and the Selling Securityholders to each Manager, but only with respect to information relating to such Manager furnished in writing by or on behalf of such Manager through you expressly for use in the Registration Statement, the Prospectus or any Prepricing Prospectus, or any amendment or supplement thereto. If any action, suit or proceeding shall be brought against the Company, any of its directors, any such officer, any Selling Securityholder, or any such controlling person based on the Registration Statement, the Prospectus or any Prepricing Prospectus, or any amendment or supplement thereto, and in respect of which indemnity may be sought against any Manager pursuant to this paragraph (d), such Manager shall have the rights and duties given to the Company by paragraph (b) above (except that if the Company shall have assumed the defense thereof such Manager shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at such Manager's expense), and the Company, its directors, any such officer, the Selling Securityholders, and any such controlling person shall have the rights and duties given to the Managers by paragraph (b) above. The foregoing indemnity agreement shall be in addition to any liability which any Manager may otherwise have.

                 (e) If the indemnification provided for in this Section 9 is unavailable to an indemnified party under paragraphs (a), (c) or (d) hereof or is insufficient to hold an indemnified party harmless in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Selling Securityholders (severally) and the Managers from the sale of the Shares and the Warrants and the offering of the Offered Shares, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, the Selling Securityholders (severally) and the Managers in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, the Selling Securityholders (severally) and the Managers shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company or such Selling Securityholders (severally) bear to the total underwriting discounts and commissions received by the Managers, in each case determined as set forth in the table on the cover page of the International Prospectus; provided that, in the event that the Managers shall have purchased any Additional Shares and/or Additional Warrants hereunder, any determination of the relative benefits received by the Company, the Selling Securityholders (severally) or the Managers from the offering of the Offered Shares shall include the net proceeds (before deducting expenses) received by the Company and the Selling Securityholders (severally), and the underwriting discounts and commissions received by the Managers, from the sale of such Additional Shares and Additional Warrants, in each case computed on the basis of the respective amounts set forth in the notes to the table on the cover page of the International Prospectus. The relative fault of the Company, the Selling Securityholders and the Managers shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Securityholders or the Managers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. In determining the benefit to, or the fault of, any particular Selling Securityholder, the benefits to and fault of each other Selling Securityholder and the Company shall not be taken into account.

                 (f) The Company, the Selling Securityholders and the Managers agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by a pro rata allocation (even if the Managers were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (e) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in paragraph (e) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. Notwithstanding the provisions of this
Section 9, no Manager shall be required to contribute any amount in excess of the amount by which the total price of the Offered Shares underwritten by it and distributed to the public exceeds the amount of any damages which such Manager has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Managers' obligations to contribute pursuant to this Section 9 are several in proportion to the respective numbers of Firm Shares set forth opposite their names in Schedule II hereto (or such numbers of Firm Shares increased as set forth in Section 12 hereof) and not joint. The obligations of the Selling Securityholders to contribute pursuant to this
Section 9 are several and not joint and no Selling Securityholder shall in any event be required to contribute any amount which is in excess of the amount by which the total net proceeds received by such Selling Securityholder from the sale of the Shares or Warrants sold by such Selling Securityholder to the Managers pursuant to this Agreement exceeds the amounts that such Selling Securityholder has otherwise been required to pay by reason of the statements or omissions which result in such obligation to contribute.

                 (g) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

                 (h) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 9 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 9 and the representations and warranties of the Company and the Selling Securityholders set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Manager or any person controlling any Manager, the Company, its directors or officers or the Selling Securityholders or any person controlling the Company or any Selling Securityholder, (ii) acceptance of any Shares or Warrants and payment therefor hereunder and (iii) any termination of this Agreement. A successor to any Manager or any person controlling any Manager, to the Company, its directors or officers, or any person controlling the Company, or to any Selling Securityholder, its directors, officers or partners, or any person controlling a Selling Securityholder shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 9.

                 10. Conditions of Managers' Obligations. The several obligations of the Managers to purchase the Firm Shares and the Firm Warrants hereunder are subject to the following conditions:

                 (a) If, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective before the offering of the Offered Shares may commence, the Registration Statement or such post-effective amendment shall have become effective not later than 5:30 P.M. (or, in the case of a Registration Statement filed pursuant to Rule 462(b) under the Act, not later than 10:00 P.M.), New York City time, on the date hereof, or at such later date and time as shall be consented to in writing by you, and all filings, if any, required by Rules 424 and 430A under the Act shall have been timely made; no stop order suspending the effectiveness of the Registration Statement shall have been issued and be in effect and no proceeding for that purpose shall have been instituted or, to the knowledge of the Company, any Selling Securityholder or any Manager, threatened by the Commission, and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectuses or otherwise) shall have been complied with to your reasonable satisfaction.

                 (b) Subsequent to the effective date of this Agreement, there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting the condition (financial or other), business, prospects, properties, net worth, or results of operations of the Company or the Subsidiaries not contemplated by the Prospectuses, which in your opinion, as Lead Managers for the several Managers, would materially, adversely affect the market for the Offered Shares or (ii) any event or development relating to or involving the Company or any officer or director of the Company or any Selling Securityholder which makes any statement made in the Prospectuses untrue or which, in the opinion of the Company and its counsel or the Managers and their counsel, requires the making of any addition to or change in the Prospectuses in order to state a material fact required by the Act or any other law to be stated therein or necessary in order to make the statements therein not misleading if amending or supplementing the Prospectuses to reflect such event or development would, in your opinion, as Lead Managers for the several Managers, materially adversely affect the market for the Offered Shares.

                 (c) You shall have received on the Closing Date, an opinion of Holland & Knight, counsel for the Company and Second Crystal Diamond, L.P., James B. Bocock, Dean M. Goodman, Jon Jay Hoker, Arthur D. Tek, Anthony L. Morrison and S. William Scott (collectively, the "Management Stockholders"), dated the Closing Date and addressed to you, as Lead Managers for the several Managers, to the effect that:

                          (i)       The Company is a corporation duly
                 incorporated and validly existing in good standing under the laws of the State of Delaware with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectuses (and any amendment or supplement thereto), and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a Material Adverse Effect;

                          (ii)      Each Subsidiary which is a Florida
                 corporation or partnership is either (i) a corporation duly incorporated or organized, validly existing and in good standing in Florida or (ii) a partnership duly organized and validly existing under the applicable laws of the State of Florida and the status of each such Subsidiary is active; to the knowledge of such counsel, each Subsidiary has the requisite corporate or partnership power to own and operate its property and assets and to transact the business in which it is engaged except where the failure to own or operate such property or assets or transact such business would not have a Material Adverse Effect; each Subsidiary which is a Delaware corporation is duly incorporated, validly existing and in good standing under the laws of the State of Delaware; and each Subsidiary is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a Material Adverse Effect;

                          (iii) To the knowledge of such counsel after reasonable inquiry, the authorized and outstanding Capital Stock of the Company is as set forth under the caption "Capitalization" in the Prospectuses; and the authorized Capital Stock of the Company conforms in all material respects as to legal matters to the descriptions thereof contained in the Prospectuses under the caption "Description of Capital Stock"; all of the outstanding shares of capital stock of or ownership interests in each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights;

                          (iv) All the shares of Capital Stock of the Company outstanding prior to the issuance of the Shares to be issued and sold by the Company hereunder and the

                 Warrant Shares have been duly authorized and validly issued and are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights; the Warrant Shares have been validly reserved for issuance[; when issued upon exercise of the Warrants, the Warrant Shares will be duly authorized and validly issued and will be fully paid and non-assessable and will not be issued in violation of any preemptive or similar rights];

                          (v) The Offered Shares to be issued and sold to the Managers by the Company hereunder (including the Warrant Shares) have been duly authorized and, when issued and delivered to the Managers against payment therefor in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and free of any preemptive or similar rights that entitle or will entitle any person to acquire any securities of the Company upon the issuance thereof by the Company;

                          (vi) The form of certificates for the Offered Shares conforms to the requirements of the Delaware General Corporation Law;

                          (vii)     The Registration Statement and all
                 post-effective amendments, if any, have become effective under the Act and, to the knowledge of such counsel after reasonable inquiry, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending before or contemplated by the Commission; and any required filing of the Prospectuses pursuant to Rule 424(b) has been made in accordance with Rule 424(b);

                          (viii) The Company has corporate power and authority to enter into this Agreement and to issue, sell and deliver the Offered Shares, and this Agreement has been duly authorized, executed and delivered by the Company;

                          (ix) Neither the offer, sale or delivery of the Offered Shares, the execution, delivery or performance of this Agreement, compliance by the Company with the provisions hereof nor consummation by the Company of the transactions contemplated hereby conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the certificate or articles of incorporation or by-laws, or other organizational documents, of the Company or any of the

                 Subsidiaries or to the knowledge of such counsel after reasonable inquiry any agreement or document relating to the Capital Stock of the Company, nor will any such action result in any violation of any law, regulation, rule (assuming compliance with all applicable state securities and Blue Sky laws) or to the knowledge of such counsel after reasonable inquiry judgment, ruling or court decree applicable to the Company, the Subsidiaries or any of their respective properties;

                          (x) No consent, approval, authorization or other order of, or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency, or official is required on the part of the Company (except as have been obtained under the Act or such as may be required under state securities or Blue Sky laws governing the purchase and distribution of the Offered Shares) for the valid issuance and sale of the Offered Shares to the Managers as contemplated by this Agreement;

                          (xi)      The Registration Statement and the
                 Prospectuses and any supplements or amendments thereto (except for the financial statements and the notes thereto and the schedules and other financial and statistical data included therein, as to which such counsel need not express any opinion) comply as to form in all material respects with the requirements of the Act;

                          (xii) To the knowledge of such counsel after reasonable inquiry, (A) other than as described or contemplated in the Prospectuses (or any supplement thereto), there are no legal or governmental proceedings pending or threatened against the Company or any of the Subsidiaries, or to which the Company or any of the Subsidiaries, or any of their property, is subject, which are required to be described in the Registration Statement or Prospectuses (or any amendment or supplement thereto) and (B) there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectuses (or any amendment or supplement thereto) or to be filed as an exhibit to the Registration Statement that are not described or filed as required, as the case may be;

                          (xiii) Other than with respect to federal, state or local broadcasting, licensing or communications law or regulatory matters, the statements in the Registration Statement and Prospectuses, insofar as they are descriptions of contracts, agreements or other legal documents, or refer to statements of law or legal conclusions, are accurate and present fairly the information required to be shown;

                          (xiv) This Agreement and the Custody Agreement have each been duly executed and delivered by or on behalf of each of the Management Stockholders and are valid and binding agreements of each Management Stockholder enforceable against each Management Stockholder in accordance with their respective terms;

                          (xv) To the knowledge of such counsel after reasonable inquiry, each Management Stockholder has full legal right, power and authorization, and any approval required by law, to sell, assign, transfer and deliver good and marketable title to the Shares which such Management Stockholder has agreed to sell pursuant to this Agreement;

                          (xvi) To the knowledge of such counsel after reasonable inquiry the execution and delivery of this Agreement and the Custody Agreement by the Management Stockholders and the consummation of the transactions contemplated hereby and thereby will not conflict with, violate, result in a breach of or constitute a default under the terms or provisions of any agreement, indenture, mortgage or other instrument known to such counsel to which any Management Stockholder is a party or by which any of them or any of their assets or property is bound, or any court order or decree or any law, rule, or regulation applicable to any Management Stockholder or to any of the property or assets of any Management Stockholder;

                          (xvii) Upon delivery of the Offered Shares and the Warrants pursuant to this Agreement and payment therefor as contemplated herein, and assuming that each purchasing Manager shall have purchased the Offered Shares and the Warrants in good faith without notice of any adverse claim, such Manager will acquire good and marketable title to the Offered Shares and Warrants free and clear of any lien, claim, security interest, or other encumbrance, restriction on transfer or other defect in title; and

                          (xviii)   The Company is not an "investment company"
                 or a company "controlled by an investment company" within the meaning of the Investment Company Act of 1940, as amended.

                 Such counsel shall also state that although counsel has not undertaken, except as otherwise indicated in their opinion, to determine independently, and does not assume any responsibility for, the accuracy or completeness of the statements in the Registration Statement or the Prospectuses, such counsel has participated in the preparation of the Registration Statement and the Prospectuses, including review and discussion of the contents thereof, and nothing has come to the attention of such counsel that has caused them to believe that the Registration Statement at the time the Registration Statement became effective, or the Prospectuses, as of their date and as of the Closing Date or the Option Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that any amendment or supplement to the Prospectuses, as of its respective date, and as of the Closing Date or the Option Closing Date, as the case may be, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and the notes thereto and the schedules and other financial and statistical data included in the Registration Statement or the Prospectuses).

                 (d) You shall have received on the Closing Date an opinion of Anthony L. Morrison, Esq., General Counsel to the Company, dated the Closing Date and addressed to you, as Lead Managers for the several Managers, to the effect that:

                          (i) The Company and each of the Subsidiaries has full corporate or partnership power and authority, and all necessary governmental authorizations, approvals, orders, licenses, certificates, franchises and permits of and from all governmental regulatory officials and bodies (except where the failure so to have any such authorizations, approvals, orders, licenses, certificates, franchises or permits, individually or in the aggregate, would not have a Material Adverse Effect), to own their respective properties and to conduct their respective businesses as now being conducted, as described in the Prospectuses;

                          (ii) Except as disclosed in the Prospectuses, all the outstanding shares of capital stock of each of the Subsidiaries are owned by the Company directly, or indirectly through one of the other Subsidiaries, free and clear of any lien, adverse claim, security interest, equity, or other encumbrance;

                             (iii) This Agreement is a valid, legal and binding agreement of the Company, enforceable against the Company in accordance with its terms (it being noted, without expressing any opinion with regard to the federal securities laws and regulations, that the Commission has expressed the view that indemnification against securities law liabilities is against public policy) and subject to the qualification that the enforceability of the Company's obligations hereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles;

                          (iv) Each of the Company and the Subsidiaries has all corporate or partnership power and authority, as the case may be, to execute, deliver and perform each of the Transaction Documents to which it is a party, to perform all of its obligations thereunder and to consummate the transactions contemplated thereby;

                          (v)     Neither the Company nor any of the
                 Subsidiaries is in violation of its certificate or articles of incorporation or by-laws, or other organizational documents, or to the knowledge of such counsel after reasonable inquiry, is in default (and no event has occurred which with notice or lapse of time, or both, would constitute a default) in the performance of any obligation, agreement or condition contained in any bond, debenture, note or other evidence of indebtedness;

                          (vi) Except as disclosed in the Registration Statement and the Prospectuses, to the knowledge of such counsel after reasonable inquiry, neither the offer, sale or delivery of the Offered Shares, the execution, delivery or performance of this Agreement and the other Transaction Documents, compliance by the

                 Company or the Subsidiaries (to the extent a party thereto) with the provisions hereof or thereof nor consummation by the Company or the Subsidiaries (to the extent a party thereto) of the transactions contemplated hereby or thereby, conflict or will conflict with or constitute or will constitute a breach of, or a default under the certificate or articles of incorporation or by-laws, or other organizational documents, of the Company or any of the Subsidiaries or any agreement, indenture, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties is bound or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries which conflict, breach, default or lien could reasonably be expected to have a Material Adverse Effect;

                             (vii) To the knowledge of such counsel after reasonable inquiry, other than as described in the Prospectuses (or any supplement thereto), there are no legal or governmental proceedings pending or threatened against the Company or any of the Subsidiaries, or to which the Company or any of the Subsidiaries, or any of their property, is subject, which are required to be described in the Registration Statement or Prospectuses (or any amendment or supplement thereto);

                            (viii) There are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectuses (or any amendment or supplement thereto) or to be filed as an exhibit to the Registration Statement that are not described or filed as required, as the case may be;

                            (ix) To the knowledge of such counsel after reasonable inquiry, neither the Company nor any of the Subsidiaries is in violation of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or any of the Subsidiaries or of any decree of any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries;

                            (x)            Except as described in the
                 Prospectuses, there are no outstanding options, warrants or other rights calling for the issuance of, and such counsel does not know of any commitment, plan or arrangement to issue, any shares of Capital Stock of the Company or any security convertible into or exchangeable or exercisable for Capital Stock of the Company; and

                          (xi) Except as described in the Prospectuses, there is no holder of any security of the Company or any other person who has the right, contractual or otherwise, to cause the Company to sell or otherwise issue to them, or to permit them to underwrite the sale of, the Offered Shares or the right to have any Capital Stock or other securities of the Company included in the Registration Statement or the right, as a result of the filing of the Registration Statement, to require registration under the Act of any shares of Capital Stock or other securities of the Company.

                 (e) You shall have received on the Closing Date an opinion of Dow, Lohnes & Albertson, special communications counsel for the Company, dated the Closing Date and addressed to you, as Lead Managers for the several Managers, to the effect that:

                          (i) Based upon a review of the FCC files, (a) Whitehead Media, Inc., Bradenton Broadcast Television Company, Ltd., Todd Communications, Inc., Roberts Broadcasting Company of Raleigh Durham, L.P. and each subsidiary of the Company and each subsidiary of The Christian Network, Inc. holds those broadcast licenses issued by the FCC ("FCC Licenses") identified as held by such entity and (b) each of the FCC Licenses authorizes radio or television broadcast operations by the holder thereof using the channel or frequency assignment and serving the community of license that is identified for each of the FCC Licenses;

                          (ii) To the knowledge of such counsel, based upon the review of the publicly available records of the FCC and inquiry to officers of the Company, except as may be disclosed in the Prospectuses, there is no order, judgment, decree, notice of apparent liability, or order of forfeiture outstanding, and no petition, objection, notice of apparent liability, order of forfeiture, investigation, complaint, or other proceeding pending before the FCC or threatened by the FCC against the stations listed (the "Stations") or the FCC Licenses that reasonably could be expected to result in the termination, revocation, suspension, or denial of renewal of any of the FCC Licenses, except for rule making and other similar proceedings generally applicable to the radio or television broadcasting industry or substantial segments thereof;

                          (iii) To the knowledge of such counsel based upon the review of the publicly available files of the FCC and inquiry to officers of the Company, other than as disclosed in the Prospectuses, (a) there are no license renewal proceedings pending for any of the FCC Licenses; and (b) except asset forth on the FCC authorization certificates for the FCC Licenses or imposed by the generally applicable rules of the FCC, none of the FCC Licenses is subject to any condition imposed by the FCC that reasonably could be expected to have a material adverse effect on the Company's ability to conduct its broadcast operations, taken as a whole;

                          (iv) The issuance, sale and delivery of the Offered Shares and the Warrants pursuant to this Agreement (A) does not require any consent or authorization from the FCC, and (B) does not constitute a violation of the Communications Act or the published rules and regulations of the FCC promulgated thereunder;

                          (v) The identified applications for consent to assignment or transfer of control of licenses issued by the FCC in connection with the Proposed Acquisitions and the exercise of the Station Options (each as defined in the Prospectuses) have been filed with the FCC; and, to the knowledge of such counsel based upon the review of the publicly available files of the FCC and inquiry to officers of the Company, except as identified, no petition to deny such applications has been filed with the FCC;

                          (vi) The statements in the Prospectuses under the captions "Risk Factors -- Must Carry Regulations," "-- Government Regulation," "-- Multiple Ownership Rules; Time Brokerage Agreements" and "Business -- Federal Regulation of Broadcasting," insofar as they constitute summaries of the Communications Act and the published rules and regulations of the FCC promulgated thereunder, have been reviewed by such counsel and are accurate in all material respects;

                             (vii)         The execution, delivery and
                 performance of (x) this Agreement by the Company and (y) this Agreement and the Custody Agreement by the Selling Securityholders (A) do not require any consent or authorization from the FCC, and (B) do not and will not violate the Communications Act and the rules and regulations promulgated thereunder;

                            (viii)         There are no restrictions or
                 limitations imposed by the FCC on the ability of the Company to pay cash dividends on its shares of Class A Common Stock or, except as set forth in the Prospectuses, otherwise make distributions in cash on its shares of Capital Stock.

                 (f) You shall have received on the Closing Date an opinion, to be governed by and interpreted in accordance with the Legal Opinion Accord of the ABA Section of Business Law (1991) (the "ABA Accord"), of (i) Baker & Botts L.L.P., special counsel to Sandler Mezzanine Partners, L.P., a Delaware limited partnership, Sandler Mezzanine Foreign Partners, L.P., a Delaware limited partnership and Sandler Mezzanine T-E Partners, L.P., a Delaware limited partnership,
         (ii) Mr. Richard D'Alessander, counsel to National Union Fire
         Insurance Company of Pittsburgh, PA, a [           ] ("National
         Union"), in their capacities as Selling Securityholders, (iii) Mr. Salvatore Palazzolo, counsel to BT Investment Partners, Inc., and (iv) Mr. Hal Clarke, counsel to First Union Corporation of Virginia, [others to be provided] (in each case, the Selling Securityholder(s) so represented, the "Stockholders"), dated the Closing Date and addressed to you, as Lead Managers for the several Managers, to the effect that:

                          (i) Each of the Stockholders has the necessary corporate or partnership (as applicable) power and authority to execute and deliver this Agreement and the Custody Agreement and to sell to the Managers, in accordance with this Agreement, the Shares or Warrants to be sold by such Stockholder to the several Managers pursuant to this Agreement;

                          (ii) This Agreement and the Custody Agreement have been duly executed and delivered by or on behalf of each Stockholder;

                          (iii) Assuming this Agreement constitutes the legal, valid and binding obligation of each of the

                 Managers, the Company and each of the other Selling Securityholders, this Agreement is a valid and binding obligation of each of the Stockholders, except that no opinion is expressed with respect to rights to indemnity or contribution or with respect to the validity of this Agreement under, or the effect on the validity or binding nature of this Agreement of, the Communications Act; and

                          (iv) Upon the purchase by, and delivery to, the several Managers in accordance with the terms of this Agreement of the Shares or Warrants to be sold by a Stockholder to the several Managers pursuant to this Agreement (including, without limitation, payment for such Shares or Warrants by the several Managers as provided in this Agreement) and the registration of such Shares or Warrants in the respective names of the several purchasing Managers, and assuming that each purchasing Manager shall have purchased such Shares or Warrants in good faith and without notice of any adverse claim (within the meaning of Section 8-302 of the Uniform Commercial Code), such purchasing Manager will have acquired good and marketable title to such Shares or Warrants so purchased by such Manager free of any adverse claims.

                 Such counsel may limit such opinion in all respects to the laws of the State of New York and federal law (excluding the Communications Act (and also excluding the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended)) normally applicable to similar transactions in the experience of such counsel, to the limited partnership or corporation statute of the jurisdiction of formation of any Stockholder which is an entity and insofar as such opinions are based on any such limited partnership or corporation statute, may base such opinions solely on such counsel's reading of such statute, without consultation of any judicial or administrative interpretations thereof. If this Agreement shall have been executed and delivered on behalf of any Stockholder by any Attorney-in-Fact pursuant to the Custody Agreement, then such counsel may assume that such execution and delivery was duly and validly made. Such opinion may be made to any other assumptions, qualifications, exceptions and limitations as are customary for similar opinions rendered in similar circumstances or as are contemplated by the ABA Accord.

                 (g) You shall have received on the Closing Date an opinion of Cahill Gordon & Reindel, counsel for the Managers, dated the Closing Date and addressed to you, as Lead Managers for the several Managers, with respect to the matters referred to in clauses
         (v), (vii), (viii) and (xi) and the final clause of the foregoing paragraph (c) and such other related matters as you may request.

                 (h) You shall have received "cold comfort" letters addressed to you, as Lead Managers for the several Managers, and dated the date hereof and the Closing Date from Price Waterhouse LLP, independent certified public accountants, substantially in the forms heretofore approved by you.

                 (i) (i) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been taken or, to the knowledge of the Company, the Selling Securityholders or the Underwriters, shall be contemplated by the Commission at or prior to the Closing Date; (ii) there shall not have been any change in the Capital Stock of the Company nor any material increase in the consolidated short-term or long-term debt of the Company (other than in the ordinary course of business) from that set forth or contemplated in the Registration Statement or the Prospectuses (or any amendment or supplement thereto); (iii) there shall not have been, since the respective dates as of which information is given in the Registration Statement and the Prospectuses (or any amendment or supplement thereto), except as may otherwise be stated in the Registration Statement and Prospectuses (or any amendment or supplement thereto), any material adverse change in the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and the Subsidiaries taken as a whole; (iv) the Company and the Subsidiaries shall not have any liabilities or obligations, contingent or otherwise (whether or not in the ordinary course of business), that are material to the Company and the Subsidiaries, taken as a whole, other than those reflected in the Registration Statement or the Prospectuses (or any amendment or supplement thereto); and (v) all the representations and warranties of the Company contained in this Agreement shall be true and correct on and as of the date hereof and on and as of the Closing Date as if made on and as of the Closing Date, and you shall have received a certificate, dated the Closing Date and signed by the chief executive officer and the chief financial officer of the Company (or such other officers as are acceptable to you), to the effect set forth in this Section 10(i) and in Section 10(j) hereof.

                 (j) The Company shall not have failed at or prior to the Closing Date to have performed or complied with any of its agreements herein contained and required to be performed or complied with by it hereunder at or prior to the Closing Date.

                 (k) All the representations and warranties of the Selling Securityholders contained in this Agreement shall be true and correct on and as of the date hereof and on and as of the Closing Date as if made on and as of the Closing Date, and you shall have received one or more certificates, dated the Closing Date and signed by or on behalf of the several Selling Securityholders to the effect set forth in this
         Section 10(k) and in Section 10(l) hereof.

                 (l) The Selling Securityholders shall not have failed at or prior to the Closing Date to have performed or complied with any of their agreements herein contained and required to be performed or complied with by them hereunder at or prior to the Closing Date.

                 (m) Prior to the Closing Date the Offered Shares shall have been listed, subject to issuance, on the American Stock Exchange.

                 (n) The Sellers shall have furnished or caused to be furnished to you such further certificates and documents as you shall have requested.

                 (o) The closing under the U.S. Underwriting Agreement shall have occurred concurrently with the closing hereunder on the Closing Date.

                 (p) The "lock-up" letters referred to in Section 5(n) hereof shall be in full force and effect on the Closing Date.

                 All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are satisfactory in form and substance to you and your counsel.

                 Any certificate or document signed by any officer of the Company or any Attorney-in-Fact or any Selling Securityholder and delivered to you, as Lead Managers for the Managers, or to counsel for the Managers, shall be deemed a representation and warranty by the Company, the Selling Securityholders or the particular Selling Securityholder, as the case may be, to each Manager as to the statements made therein.

                 The several obligations of the Managers to purchase Additional Securities hereunder are subject to the satisfaction on and as of any Option Closing Date of the conditions set forth in this Section 10, except that, if any Option Closing Date is other than the Closing Date, the certificates, opinions and letters referred to in paragraphs (c) through (l) shall be dated the Option Closing Date in question and the opinions called for by paragraphs
(c), (d), (e), (f) and (g) shall be revised to reflect the sale of Additional Securities.

                 11. Expenses. Notwithstanding any termination of this Agreement (pursuant to Section 12, Section 13 or otherwise), the Company agrees to pay the following costs and expenses and all other costs and expenses incident to the performance by the Sellers of their obligations hereunder: (i) the preparation, printing or reproduction, and filing with the Commission of the registration statement (including financial statements and exhibits thereto), each of the Prepricing Prospectuses, the Prospectuses, and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the registration statement, each Prepricing Prospectus, the Prospectuses, and all amendments or supplements to any of them as may be reasonably requested for use in connection with the offering and sale of the Offered Shares; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Offered Shares, including any stamp taxes in connection with the original issuance and sale of the Offered Shares; (iv) the printing (or reproduction) and delivery of this Agreement, the preliminary and supplemental Blue Sky Memoranda and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Offered Shares; (v) the listing of the Offered Shares on the American Stock Exchange; (vi) the registration or qualification of the Offered Shares for offer and sale under the securities or Blue Sky laws of the several states as provided in Section 5(g) hereof (including the reasonable fees, expenses and disbursements of counsel for the Managers relating to the preparation, printing or reproduction, and delivery of the preliminary and supplemental Blue Sky Memoranda and such registration and qualification); (vii) the filing fees and the reasonable fees and expenses of counsel for the Managers in connection with any filings required to be made with the National Association of Securities Dealers,

Inc.; (viii) the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the Offered Shares; and (ix) the fees and expenses of the Company's accountants and the fees and expenses of counsel (including local and special counsel) for the Company.

                 12. Effective Date of Agreement. This Agreement shall become effective: (i) upon the execution and delivery hereof by the parties hereto; or (ii) if, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective before the offering of the Offered Shares may commence, when notification of the effectiveness of the registration statement or such post-effective amendment has been released by the Commission. Until such time as this Agreement shall have become effective, it may be terminated by the Company, by notifying you and the Selling Securityholders, or by you, as Lead Managers for the several Managers, by notifying the Company and the Selling Securityholders.

                 If any one or more of the Managers shall fail or refuse to purchase Shares or Warrants which it or they are obligated to purchase hereunder on the Closing Date, and the aggregate number of Shares or Warrants which such defaulting Manager or Managers are obligated but fail or refuse to purchase is not more than one-tenth of the aggregate number of Shares or Warrants, respectively, which the Managers are obligated to purchase on the Closing Date, each non- defaulting Manager shall be obligated, severally, in the proportion which the number of Firm Shares set forth opposite its name in
Schedule II hereto bears to the aggregate number of Firm Shares set forth opposite the names of all non- defaulting Managers or in such other proportion as you may specify in accordance with Section 20 of the Master Agreement Among Underwriters of Smith Barney Inc., to purchase the Firm Shares and Firm Warrants which such defaulting Manager or Managers are obligated, but fail or refuse, to purchase. If any one or more of the Managers shall fail or refuse to purchase Shares or Warrants which it or they are obligated to purchase on the Closing Date and the aggregate number of Shares or Warrants with respect to which such default occurs is more than one-tenth of the aggregate number of Shares or Warrants, respectively, which the Managers are obligated to purchase on the Closing Date and arrangements satisfactory to you and the Company for the purchase of such Shares or Warrants by one or more non-defaulting Managers or other party or parties approved by you and the Company are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Manager, the Company or the Selling Securityholders. In any such case which does not result in termination of this Agreement, either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectuses or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Manager from liability in respect of any such default of any such Manager under this Agreement. The term "Manager" as used in this Agreement includes, for all purposes of this Agreement, any party not listed in
Schedule II hereto who, with your approval and the approval of the Company, purchases Shares or Warrants which a defaulting Manager is obligated, but fails or refuses, to purchase.

                 Any notice under this Section 12 may be given by telegram, telecopy or telephone but shall be subsequently confirmed by letter.

                 13. Termination of Agreement. This Agreement shall be subject to termination in your absolute discretion, without liability on the part of any Manager to the Company or any Selling Securityholder, by notice to the Company and the Selling Securityholders, if prior to the Closing Date or any Option Closing Date (if different from the Closing Date and then only as to the Additional Securities), as the case may be, (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market shall have been suspended or materially limited, (ii) a general moratorium on commercial banking activities in New York or Florida shall have been declared by either federal or state authorities, or (iii) there shall have occurred any outbreak or escalation of hostilities or other international or domestic calamity, crisis or change in political, financial or economic conditions, the effect of which on the financial markets of the United States is such as to make it, in your judgment, impracticable or inadvisable to commence or continue the offering of the Offered Shares at the offering price to the public set forth on the cover page of the Prospectuses or to enforce contracts for the resale of the Offered Shares by the Managers. Notice of such termination may be given to the Company and the Selling Securityholders by telegram, telecopy or telephone and shall be subsequently confirmed by letter.

                 14. Information Furnished by the Managers. The statements set forth in the last paragraph on the cover page, the stabilization legend on the inside cover page, and the statements in the first, fourth, ninth, tenth, eleventh and fifteenth paragraphs under the caption "Underwriting" in any International Prepricing Prospectus and in the International Prospectus constitute the only information furnished by or on behalf of the Managers through you as such information is referred to in Sections 7(b) and 9 hereof.

                 15. Miscellaneous. Except as otherwise provided in Sections 5, 12 and 13 hereof, notice given pursuant to any provision of this Agreement shall be in writing and shall be delivered (i) if to the Company or the Management Stockholders, at the office of the Company at 601 Clearwater Park Road, West Palm Beach, Florida 33401, Attention: Anthony L. Morrison, Esq., Vice President and General Counsel; or (ii) if to the Selling
Securityholders, at [         ], Attention:  [         ], with copies to be
delivered as follows: (A) Sandler Mezzanine Partners, L.P., General Motors Building, 767 Fifth Avenue, New York, New York, Attn: Michael J. Marocco, (B) Joseph E. Young, Baker & Botts, 885 Third Avenue, New York, New York 10022, (C) [others?]; or (iii) if to you, as Lead Managers for the several Managers, care of Smith Barney Inc., 388 Greenwich Street, New York, New York 10013,
Attention:  Manager, Investment Banking Division.

                 This Agreement has been and is made solely for the benefit of the several Managers, the Company, its directors and officers, the other controlling persons referred to in Section 9 hereof and the Selling Securityholders, their controlling persons and their respective successors and assigns, to the extent provided herein, and no other person shall acquire or have any right under or by virtue of this Agreement. Neither the term "successor" nor the term "successors and assigns" as used in this Agreement shall include a purchaser from any Manager of any of the Shares in his status as such purchaser.

                 16. Applicable Law; Counterparts. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

                 This Agreement may be signed in various counterparts which together constitute one and the same instrument. If signed in counterparts, this Agreement shall not become effective unless at least one counterpart hereof shall have been executed and delivered on behalf of each party hereto.

                 Please confirm that the foregoing correctly sets forth the agreement among the Company, the Selling Securityholders and the several Managers.

                                      Very truly yours,

                                      PAXSON COMMUNICATIONS CORPORATION


                                      By
                                        ---------------------------
                                      Name:
                                      Title:

                                      Each of the Selling
                                        Securityholders named in
                                        Schedule I hereto


                                      By
                                        ---------------------------
                                        Name:
                                        Title:  Attorney-in-Fact


                                      By
                                        -----------------------------
                                        Name:
                                        Title:  Attorney-in-Fact

Confirmed as of the date first
above mentioned on behalf of
themselves and the other several
Managers named in Schedule II
hereto.

SMITH BARNEY INC.
PAINEWEBBER INTERNATIONAL (U.K.) LTD.
CIBC WOOD GUNDY SECURITIES CORP.
BANKERS TRUST INTERNATIONAL PLC

As Lead Managers for the Several Managers

By SMITH BARNEY INC.


By
   --------------------------------
   Name:
   Title:

                                   SCHEDULE I


                       PAXSON COMMUNICATIONS CORPORATION


Part A - Firm Shares
                                                           Number of
              Selling Securityholders                     Firm Shares
              -----------------------                     -----------





                                                          -------------
                                           Total........
                                                          =============







Part B - Firm Warrants
----------------------

                                                          Number of
              Selling Securityholders                     Firm Warrants
              -----------------------                     -------------





                                                          -------------

                                           Total........
                                                          =============





Part C - Additional Shares
--------------------------



                                                Number of       Number of
                                                Additional      Additional
              Selling Securityholders           Shares          Warrants
              -----------------------           ----------      ----------




                                                -----------     -----------
                 Total  . . . . . . .
                                                ===========     ===========

                                  SCHEDULE II


                       PAXSON COMMUNICATIONS CORPORATION



                                                Number of         Number of
Manager                                         Firm Shares       Firm Warrants
-------                                         -----------       -------------
Smith Barney Inc.   . . . . . . . . . . . . .
PaineWebber International (U.K.) Ltd.   . . .
CIBC Wood Gundy Securities Corp.  . . . . . .
Bankers Trust International PLC . . . . . . .






                                                ---------         -------------
          Total   . . . . . . . . . . . . . . .
                                                =========         =============

                                                --------------------------------
                                                (Name of Selling Securityholder)


                   CUSTODY AGREEMENT AND POWER OF ATTORNEY
                   for Sale of Class A Common Stock and/or
                Warrants to Purchase Class A Common Stock of
                      PAXSON COMMUNICATIONS CORPORATION


Arthur D. Tek and
Anthony L. Morrison

As Attorneys-in-Fact

601 Clearwater Park Road
West Palm Beach, Florida  33401



First Union National Bank of North Carolina

As Custodian

230 South Tryon Street, Suite 1000
Charlotte, North Carolina  28288

Attn:


Gentlemen:

                 Paxson Communications Corporation, a Delaware corporation (the "Company"), the undersigned and certain other securityholders of the Company (the undersigned and such other securityholders being hereinafter referred to as the "Selling Securityholders") propose to sell certain shares of Class A Common Stock, $.001 par value per share, of the Company ("Class A Common Stock") and certain warrants (the "Stock Warrants") to purchase shares of Class A Common Stock to (i) underwriters (the "U.S. Underwriters") for whom Smith Barney Inc., PaineWebber Incorporated, Wood Gundy Inc. and BT Securities Corporation will act as representatives (the "Representatives") and (ii) underwriters (the "Managers" and together with the U.S. Underwriters the "Underwriters") for whom Smith Barney Inc., Wood Gundy Inc., PaineWebber International (U.K.) Ltd. and Bankers Trust International PLC will act as lead managers (the "Lead Managers") in each case for distribution of such Class A Common Stock and Class A Common Stock issuable upon the exercise of the Stock

Warrants under a Registration Statement on Form S-1 (the "Registration Statement") to the public at a price and on terms to be hereafter determined. It is understood that at this time there is no commitment on the part of the Underwriters to purchase any shares of Class A Common Stock or Stock Warrants and no assurance that an offering of Class A Common Stock will take place and there is and will be no commitment on the part of the undersigned to sell any shares of Class A Common Stock or Stock Warrants other than as set forth on
Schedule I to the U.S. Underwriting Agreement and the International Underwriting Agreement (each as hereinafter defined), respectively, from and after the date of execution thereof. The shares of Class A Common Stock or the Stock Warrants which the undersigned proposes to sell to the Underwriters pursuant to the Underwriting Agreements (as hereinafter defined) are referred to herein as the "Shares" or the "Warrants", respectively.

         1.      Appointment and Powers of Attorneys-in-Fact.

                 A. The undersigned hereby irrevocably constitutes and appoints Arthur D. Tek and Anthony L. Morrison (the "Attorneys-in-Fact"), and each of them, his agent and attorney-in-fact, with full power of substitution, with the power and authority on behalf of the undersigned solely to do or cause to be done any of the following things:

                    (i) negotiate, determine and agree upon (a) the per share price at which the Shares and the shares issuable upon exercise of the Warrants (the "Warrant Shares") will be initially offered to the public by the Underwriters pursuant to the Underwriting Agreements, (b) the underwriting discount with respect to the Shares and the Warrants and (c) the price at which the Shares or Warrants will be sold to the Underwriters by the Selling Securityholders pursuant to the Underwriting Agreements; provided, however, that the price per Share payable to the undersigned shall not be less than the
higher of (a) $      and (b) the highest price per share to be paid by the
Underwriters to the Company for the shares of Class A Common Stock to be sold by it or to any other Selling Securityholder for the shares of Common Stock to be sold by them; provided, further that the price per Warrant payable to the undersigned shall not be less than the excess of (x) the price per share as determined in a manner consistent with the previous proviso multiplied by the number of shares of Class A Common Stock issuable upon the exercise of such Warrant over (y) the exercise price payable upon the issuance of such shares pursuant to such Warrant; provided, further, that the undersigned acknowledges that the net amounts actually received by the undersigned may be more or less, on a per share basis, than amounts received by another Selling Securityholder due to differing expenses incurred by, or associated with, the sale by the undersigned of the Shares and Warrants, including taxes and other amounts that may be withheld pursuant to paragraph 3(B) hereof;

                   (ii) prepare, execute and deliver a U.S. Underwriting Agreement (the "U.S. Underwriting Agreement") and an International Underwriting Agreement (the "International Underwriting Agreement" and, together with the U.S. Underwriting Agreement, the "Underwriting Agreements"), substantially in
the form of the proofs (the "Proofs") each dated           , 1996 attached
hereto as Exhibits A and B, respectively, but with such insertions, changes, additions or deletions as the Attorneys-in-Fact shall approve which are not, and which could not be, materially adverse to the undersigned, including the making of all representations and agreements provided in the Underwriting Agreements to be made by the undersigned and the conditions to the obligations of the Underwriters to purchase Shares or Warrants to be sold by the undersigned pursuant thereto; provided, however, that the representations, warranties, agreements and conditions are the same, in all material respects, as the representations and warranties contained in the Proofs; provided, further, that in no event will the Attorneys-in-Fact have the power or authority to agree on the undersigned's behalf to (a) any increase or decrease in the number of Shares or Warrants to be sold by the undersigned (whether pursuant to any overallotment option or otherwise), (b) any change from the terms contained in the Proofs that would have the effect, or could have the effect, of materially increasing the amount or likelihood of any liability or obligation of the undersigned pursuant to the Underwriting Agreements or (c) arrangements whereby the undersigned will be treated less favorably than than other Selling Securityholders participating in the sale of the Shares or the Warrants or the offering of the Shares and the Warrant Shares;

                  (iii) sell, assign, transfer and deliver the Shares and the Warrants to the Underwriters pursuant to the Underwriting Agreements and deliver to the Underwriters certificates for the Shares and the Warrants so sold;

                   (iv) instruct the Custodian (as hereinafter defined) on all matters pertaining to the sale of the Shares and the Warrants and delivery of certificates therefor;

                    (v) execute and deliver, on behalf of the undersigned, such receipts and other closing documents, whether required by the Underwriting Agreements or otherwise, typically executed and delivered in connection with the closing of the purchase from selling securityholders of securities in connection with a public offering including the acknowledgment of payment of the purchase price for the Shares and the Warrants; provided, however, that all such receipts and other closing documents are consistent with the transaction as currently reflected in the Proofs and this Agreement (including, without limitation, clause (ii) of this Section 2(A)); and

                   (vi) solely with respect to the individuals and entities listed on Schedule II hereto and notwithstanding any of the limitations set forth above, otherwise take all actions and do all things necessary or proper, required, contemplated or deemed advisable or desirable by the Attorneys-in-Fact in their discretion, including the execution and delivery of any documents, and generally act for and in the name of the undersigned with respect to the sale of the Shares and the Warrants to the Underwriters and the reoffering of the Shares and the Warrant Shares by the Underwriters as fully as could the undersigned if then personally present and acting.

                 B. Each Attorney-in-Fact may act alone in exercising the rights and powers conferred on the Attorneys-in-Fact by this Custody Agreement and Power of Attorney, and the act of any Attorney-in-Fact taken in accordance herewith shall be the act of the Attorneys-in-Fact.

                 C. The Custodian, the Representatives, the Lead Managers, the Company and all other persons dealing with the Attorneys-in-Fact as such may rely and act upon any writing believed in good faith to be signed by one or more of the Attorneys-in-Fact and to be consistent with the power and authority granted hereby.

                 D. The Attorneys-in-Fact shall not be entitled to receive any compensation for their services rendered hereunder from the undersigned or from the proceeds of the sale of the Shares or the Warrants.

         2.      Appointment of Custodian; Deposit of
                 Shares and Warrants.

                 A. In connection with and to facilitate the sale of the Shares and Warrants to the Underwriters, the undersigned hereby appoints First Union National Bank of North Carolina as custodian (the "Custodian") and herewith deposits with the Custodian (i) in the event the undersigned desires to sell shares not issuable upon the exercise of options (the "Owned Shares"), one or more certificates for Class A Common Stock which represent not less than the total number of such Owned Shares to be sold by the undersigned to the Underwriters, which number is set forth on Schedule I(A) hereto and (ii) in the event the undersigned desires to sell Warrants, one or more certificates for the Warrants which represent not less than the total number of warrants to be sold by the undersigned to the Underwriters, which number is set forth on
Schedule I(B) hereto. Each such certificate so deposited is in negotiable and proper deliverable form endorsed in blank with the signature of the undersigned thereon guaranteed by a commercial bank or trust company in the United States or by a member firm of the New York Stock Exchange, or is accompanied by a duly executed stock power or powers in blank, bearing the signature of the undersigned so guaranteed. The Custodian is hereby authorized and directed (a) to hold in custody for the account of the undersigned the certificate or certificates deposited herewith, (b) on the Closing Date and the Option Closing Date, if any (as defined in the Underwriting Agreements) and upon written instruction from the Attorneys- in-Fact in accordance with this Agreement, to deliver or to authorize the Company's Transfer Agent to deliver the certificate or certificates deposited hereunder (or replacement certificate(s) for the Shares and/or Warrants) to the Representatives and the Lead Managers, for the accounts of the several Underwriters in accordance with the terms of the Underwriting Agreements, against receipt by the Custodian, as Custodian, for the account of the undersigned for payment as provided in Section 3(A) below, and (c) to return or cause the Company's Transfer Agent to issue and return to the undersigned new certificate(s) for the shares of Class A Common Stock or Stock Warrants represented by any certificate deposited hereunder which are not sold pursuant to the Underwriting Agreements.

                 B. In the event the undersigned proposes to sell Shares issuable upon the exercise of options (the "Option Shares") as set forth on
Schedule I(C) hereto, the undersigned is delivering to the Company, with a copy to the Custodian, an exercise letter (the "Exercise Letter"), in the form of Exhibit C hereto.

                 C. Until the Shares and the Warrants have been delivered to the Underwriters against payment therefor in accordance with this Agreement and the Underwriting Agreements, the undersigned shall retain all rights of ownership with respect to the Shares or Warrants deposited hereunder, including, with respect to the Shares, the right to vote and to receive all dividends and payment thereon, except the right to retain custody of or dispose of such Shares or Warrants, which right shall only be subject to this Agreement and the Underwriting Agreements as provided herein and therein.

         3.      Sale of Shares and Warrants; Remitting Net Proceeds.

                 The undersigned hereby acknowledges that the Custodian or the Company's Transfer Agent will deliver the certificates for the Shares or the Warrants to be sold by the undersigned to the Representatives and the Lead Managers, as provided in the Underwriting Agreements and this Agreement, against delivery to the Custodian for the account of the undersigned of the purchase price of the Shares or Warrants, determined in accordance with the Underwriting Agreements, at the time and in the funds specified in the Underwriting Agreements. In the event the undersigned is selling Option Shares, the Custodian is hereby authorized to withhold the exercise price for such Option Shares and remit such amount to the Company. After reserving an amount of such proceeds (if applicable) as provided in the immediately preceding sentence, the Custodian shall remit to the undersigned the proceeds from the sale of the Shares and the Warrants not later than the business day following the Closing Date.

         4. Representations, Warranties and Agreements. The undersigned represents and warrants to, and agrees with, the other Attorneys-in-Fact and the Custodian as follows:

                 A. If the undersigned is an individual the undersigned has full legal right, power and authority to enter into and perform this Agreement. In all other events, the undersigned has all requisite corporate or partnership (as applicable) power and authority to enter into and perform this Agreement.

                 B. The undersigned has reviewed the representations and warranties to be made by the undersigned as a Selling Securityholder contained in the Proofs, and will (promptly after the same becomes known to the undersigned) notify the Attorneys-in-Fact of any development that would make any such representation and warranty untrue.

                 C. The undersigned has reviewed Amendment No. 2 to the Registration Statement, including the prospectus included therein, and the information contained in such prospectus with respect to the undersigned is true and correct.

                 D. The undersigned is not directly or indirectly an affiliate of or associated with any member of the National Association of Securities Dealers, Inc. except as disclosed in the undersigned's NASD questionnaire previously supplied to the Company.

                 [E.      The undersigned agrees to deliver to the
Attorneys-in-Fact such documentation as the Attorneys-in-Fact, the Company or any of their respective counsel may reasonably request in order to effectuate any of the provisions hereof or of the Underwriting Agreements.]

         5.      Irrevocability of Instruments; Termination of this Agreement.

                 A. This Agreement, the deposit of the Shares and/or Warrants pursuant hereto and all authority hereby conferred, is made and conferred subject to and in consideration of the interests of the Underwriters, the Company and the Attorneys-in-Fact in and for the purpose of completing the transactions contemplated hereunder and by the Underwriting Agreements. Accordingly the authority conferred upon the Attorneys-in-Fact is coupled with
an interest and this Agreement shall be irrevocable prior to           , 1996,
and shall remain in full force and effect until that date. The undersigned further agrees that this Agreement shall not be terminated by operation of law or upon the death, disability or incompetence of the undersigned or, if the undersigned is not a natural person, upon any dissolution, winding up, distribution of assets or other event affecting the legal existence of the undersigned. If any event referred to in the preceding sentence shall occur, whether with or without notice thereof to the Attorneys-in-Fact, any of the Underwriters or any other person, the Attorneys-in-Fact shall nevertheless be authorized and empowered to deliver and deal with the Shares deposited under the Agreement by the undersigned in accordance with the terms and provisions of the U.S. Underwriting Agreement and this Agreement as if such event had not occurred.

                 B.       If the Underwriting Agreements do not become
effective by May 1, 1996, or if the Underwriting Agreements (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment and delivery of the Shares and the Warrants or if the sale of the Shares and the Warrants pursuant thereto shall not have been consummated
prior to         , 1996,  this Agreement shall terminate (without affecting any lawful action of the Attorneys-in-Fact or the Custodian prior to such termination), and the Custodian shall return to the undersigned all certificates for the Shares or Warrants deposited hereunder.

         6. Liability and Indemnification of the Attorneys-in-Fact and Custodian. The [Attorneys-in-Fact and] the Custodian assume[s] no responsibility or liability to the undersigned or to any other person, other than to deal with the Shares and the warrants, the proceeds from the sale of the Shares and the Warrants and any other shares of Class A Common Stock or Stock Warrants deposited with the Custodian pursuant to the terms of this Agreement in accordance with the provisions hereof. The undersigned hereby agrees to indemnify and hold harmless the [Attorneys-in-Fact and the] Custodian, and [their] respective officers, agents, successors, assigns and personal representatives with respect to any act or omission of or by any of them in good faith in connection with any and all matters contemplated, and in accordance with, by this Agreement or the Underwriting Agreements.

         7.      Interpretation.

                 A. The representations, warranties and agreements of the undersigned contained herein shall survive the sale and delivery of the Shares or Warrants and the termination of this Agreement.

                 B. The validity, enforceability, interpretation and construction of this Agreement shall be determined in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York, and this Agreement shall inure to the benefit of, and be binding upon, the undersigned and the undersigned's heirs, executors, administrators, successors and assigns, as the case may be.

                 C. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any such provision shall be prohibited by or invalid under applicable law, it shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                 D. The use of the masculine gender in this Agreement includes the feminine and neuter, and the use of the singular includes the plural, wherever appropriate.

                 IN WITNESS WHEREOF, the undersigned has executed this Custody
Agreement and Power of Attorney this day of        , 1996.


                                    -----------------------------

Signature of Selling                (Please sign exactly as your
Securityholder Guaranteed           name appears on your stock
by:                                 certificate(s).)

                                    Name and address to which
                                    notices and funds shall be
                                    sent.



                                    ------------------------------
                                    (NAME)


                                    ------------------------------
                                    (STREET)


                                    ------------------------------
                                    (CITY)       (STATE)     (ZIP)


(NOTE: The signature must be guaranteed by a commercial bank or trust company in the United States or by a member firm of the New York Stock Exchange.)

ACCEPTED by the Attorneys-                 ACCEPTED by the Custodian as
in-Fact as of the date                     of the date above set forth:
above set forth:


------------------------------             ------------------------------


                                           By
------------------------------               ----------------------------



                         SEE THE ATTACHED INSTRUCTIONS

                                 INSTRUCTIONS

         (For completing the Custody Agreement and Power of Attorney)

         A. You have been sent five copies of the Custody Agreement and Power of Attorney (the "Agreement"). Please complete and return four copies of the Agreement and certificate(s) as set forth in paragraph D below. A fully executed copy of the Agreement will be returned to you; a fully executed copy of the Agreement and your certificate(s) will be retained by the Custodian; and a fully executed copy of the Agreement will be delivered to the Attorneys-in-Fact and to the Representatives and the Lead Managers.

         B. Complete Schedule I attached hereto. In the event you are selling shares receivable upon the exercise of options, please complete and execute the Exercise Letter attached hereto as Exhibit C.


         C. Each copy of the Agreement and each certificate or power deposited hereunder must be executed by you with your signature on the Agreement and the certificate(s) or the accompanying power guaranteed by a commercial bank or trust company in the United States or any broker which is a member firm of the New York Stock Exchange. Please sign the certificate(s) or power and the Agreement exactly as your name appears on your certificate(s).

         D. Endorsed certificate(s) or certificate(s) with powers attached, along with all four executed copies of the completed Agreement, should be promptly returned by hand delivery or by certified mail appropriately insured to:

                 First Union National Bank of North Carolina
                 230 South Tyron Street, Suite 1000
                 Charlotte, North Carolina  28288
                 Attn:

If sent through the mail, it is recommended that the certificate(s) not be endorsed, but an executed power be sent under separate cover from the certificate(s).

         E. If any certificate that you submit represents a greater number of Shares or Warrants than the aggregate number of Shares or Warrants which you agree to sell pursuant to the Underwriting Agreements (including any Additional Shares or Additional Warrants (as defined in the Underwriting Agreements) which you agree to sell), the Custodian will cause to be delivered to you in due course, but not earlier than ten days after the closing for the purchase of Firm Shares and Firm Warrants (as defined in the Underwriting Agreements) by the Underwriters, a certificate for the excess number of Shares or Warrants.

                                                --------------------------------
                                                (Name of Selling Securityholder)



                                  SCHEDULE I


                                Certificate(s)

                      PAXSON COMMUNICATIONS CORPORATION

                               deposited under

                   Custody Agreement and Power of Attorney


(A)  Certificate(s) for Shares:

                                                                             Number of Shares of
                             Number of Shares of                             Class A Common Stock
Certificate                  Class A Common Stock                            from this Certifi-
Number                       Represented by Certificate                      cate to be Sold*
-----------                  --------------------------                      --------------------

-----------                  ---------------------                           -------------------

-----------                  ---------------------                           -------------------

-----------                  ---------------------                           -------------------

-----------                  ---------------------                           -------------------

-----------                  ---------------------                           -------------------

-----------                  ---------------------                           -------------------

                                 Total:
                                                                             -------------------

(B)  Certificate(s) for Warrants:

                                                                             Number of Warrants
Certificate                  Number of Warrants                              from this Certifi-
Number                       Represented by Certificate                      cate to be sold*
-----------                  --------------------------                      --------------------

-----------                  ---------------------                           -------------------

-----------                  ---------------------                           -------------------

-----------                  ---------------------                           -------------------

-----------                  ---------------------                           -------------------

-----------                  ---------------------                           -------------------

                                 Total:                                      -------------------


(C)  Number of Shares to be sold following exercise of stock options:
               **
---------------

* If fewer than all shares or warrants represented by a certificate are to be sold, indicate below, if desired for income tax purposes, the date of purchase or purchase price of the particular shares or warrants to be sold.

**       Note:  Must include Exercise Letter relating to these shares.

                                  SCHEDULE II


         Selling Securityholder:

         Lowell W. Paxson
         James B. Bocock
         Dean M. Goodman
         Jon Jay Hoker
         Arthur D. Tek
         Anthony L. Morrison
         S. William Scott
         [National Union Fire Insurance Company]
         [Union Ventures Corporation]
         [PXN Investment Partnership]
         [Robert W. Johnson, IV]
         [Smith FXN Company]